UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )

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ATLANTIC COAST FEDERAL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 6, 2005

Dear Stockholder:

We cordially invite you to attend the 2005 Annual Meeting of Stockholders of Atlantic Coast Federal Corporation, the parent company of Atlantic Coast Federal. The annual meeting will be held at the Waycross Exchange Club Center, 2401 Knight Avenue, Waycross, Georgia 31501, at 10:00 a.m., local time, on May 27, 2005.

The enclosed notice of annual meeting of stockholders and proxy statement describes the formal business to be transacted at the annual meeting. During the annual meeting we will also report on the operations of Atlantic Coast Federal Corporation. Directors and officers of Atlantic Coast Federal Corporation will be present to respond to any questions that stockholders may have.

The business to be conducted at the annual meeting includes the election of five directors, the approval of the Atlantic Coast Federal Corporation 2005 Stock Option Plan, the approval of the Atlantic Coast Federal Corporation 2005 Recognition and Retention Plan, and the ratification of the appointment of Crowe Chizek and Company LLC as the independent registered public accounting firm for Atlantic Coast Federal Corporation for the fiscal year ending December 31, 2005.

The board of directors of Atlantic Coast Federal Corporation has determined that the matters to be considered at the annual meeting are in the best interests of Atlantic Coast Federal Corporation and its stockholders. For the reasons set forth in the proxy statement, the board of directors unanimously recommends a vote “FOR” each matter to be considered.

Also enclosed for your review is our 2004 Annual Report to Stockholders, which contains detailed information concerning the activities and operating performance of Atlantic Coast Federal Corporation. On behalf of the board of directors, we urge you to vote your shares of common stock as soon as possible even if you currently plan to attend the annual meeting. You can vote your shares of common stock prior to the annual meeting by mailing the enclosed proxy card in accordance with the instructions on the proxy card. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the annual meeting.

Sincerely,

/s/ Robert J. Larison, Jr.

Robert J. Larison, Jr.
President and Chief Executive Officer

ATLANTIC COAST FEDERAL CORPORATION
505 Haines Avenue
Waycross, Georgia 31501
(912) 284-2211

NOTICE OF
ANNUAL MEETING OF STOCKHOLDERS
To be held on May 27, 2005

     Notice is hereby given that the 2005 Annual Meeting of Stockholders of Atlantic Coast Federal Corporation will be held at the Waycross Exchange Club Center, 2401 Knight Avenue, Waycross, Georgia 31501, on May 27, 2005, at 10:00 a.m., local time.

     A proxy card and a proxy statement for the annual meeting are enclosed.

     The annual meeting is being held for the purpose of considering and acting upon:

1.	The election of five directors of Atlantic Coast Federal Corporation;

2.	The approval of the Atlantic Coast Federal Corporation 2005 Stock Option Plan;

3.	The approval of the Atlantic Coast Federal Corporation 2005 Recognition and Retention Plan;

4.	The ratification of the appointment of Crowe Chizek and Company LLC as the independent registered public accounting firm for Atlantic Coast Federal Corporation for the fiscal year ending December 31, 2005; and

such other matters as may properly come before the annual meeting, or any adjournments thereof. The board of directors of Atlantic Coast Federal Corporation is not aware of any other business to come before the annual meeting.

     Any action may be taken on the foregoing proposals at the annual meeting on the date specified above, or on any date or dates to which the annual meeting may be adjourned. Stockholders of record at the close of business on March 31, 2005, are the stockholders entitled to vote at the annual meeting, and any adjournments thereof.

     EVEN IF YOU DO NOT PLAN TO ATTEND THE ANNUAL MEETING, PLEASE VOTE YOUR SHARES OF COMMON STOCK WITHOUT DELAY. YOU CAN VOTE YOUR SHARES OF COMMON STOCK PRIOR TO THE ANNUAL MEETING BY MAILING THE ENCLOSED PROXY CARD IN ACCORDANCE WITH THE INSTRUCTIONS ON THE PROXY CARD. YOU MAY REVOKE A PROXY AT ANY TIME BEFORE WE VOTE AT THE ANNUAL MEETING. YOU MAY DO SO BY EXECUTING AND RETURNING A PROXY CARD DATED LATER THAN A PREVIOUSLY SUBMITTED PROXY BY SUBMITTING A WRITTEN REVOCATION TO THE SECRETARY OF ATLANTIC COAST FEDERAL CORPORATION BEFORE THE VOTE IS TAKEN AT THE ANNUAL MEETING. IF YOU HOLD SHARES OF COMMON STOCK THROUGH A BROKER, YOU SHOULD FOLLOW THE INSTRUCTIONS OF YOUR BROKER REGARDING REVOCATION OF PROXIES. IF YOU ATTEND THE ANNUAL MEETING YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOUR SHARES ARE NOT REGISTERED IN YOUR NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE IN PERSON AT THE ANNUAL MEETING.

By Order of the Board of Directors

/s/ Pamela M. Tanner

Pamela M. Tanner
Secretary
Waycross, Georgia
April 6, 2005

A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

ANNUAL MEETING OF STOCKHOLDERS
REVOCATION OF PROXIES
VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
PROPOSAL I — ELECTION OF DIRECTORS
PROPOSAL II — APPROVAL OF THE ATLANTIC COAST FEDERAL CORPORATION 2005 STOCK OPTION PLAN
PROPOSAL III — APPROVAL OF THE ATLANTIC COAST FEDERAL CORPORATION 2005 RECOGNITION AND RETENTION PLAN
PROPOSAL IV — RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
ADVANCE NOTICE OF BUSINESS TO BE CONDUCTED AT AN ANNUAL MEETING
STOCKHOLDER PROPOSALS
OTHER MATTERS
MISCELLANEOUS
HOUSEHOLDING OF PROXY STATEMENTS AND ANNUAL REPORTS
APPENDIX A
APPENDIX B
APPENDIX C

Proxy Statement

ATLANTIC COAST FEDERAL CORPORATION
505 Haines Avenue
Waycross, Georgia 31501
(912) 284-2211

ANNUAL MEETING OF STOCKHOLDERS

May 27, 2005

     This proxy statement is being furnished in connection with the solicitation of proxies on behalf of the board of directors of Atlantic Coast Federal Corporation to be used at the 2005 Annual Meeting of Stockholders of Atlantic Coast Federal Corporation, which will be held at the Waycross Exchange Club Center, 2401 Knight Avenue, Waycross, Georgia 31501, on May 27, 2005, at 10:00 a.m., local time, and all adjournments of the annual meeting. The accompanying notice of annual meeting of stockholders and this proxy statement are first being mailed to stockholders on or about April 6, 2005.

REVOCATION OF PROXIES

     Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the annual meeting and all adjournments thereof. Proxies solicited on behalf of the board of directors of Atlantic Coast Federal Corporation will be voted in accordance with the directions given thereon. You can vote your shares of Atlantic Coast Federal Corporation common stock prior to the annual meeting by signing and returning the enclosed proxy card to Atlantic Coast Federal Corporation, in accordance with instructions set forth on the proxy card. Proxies received by Atlantic Coast Federal Corporation, which are signed, but contain no instructions for voting, will be voted “FOR” the proposals set forth in this proxy statement.

     Proxies may be revoked by sending written notice of revocation to the Secretary of Atlantic Coast Federal Corporation, Pamela M. Tanner, at the address of Atlantic Coast Federal Corporation shown above, by delivering a duly executed proxy bearing a later date, or by attending the annual meeting and voting in person. The presence at the annual meeting of any stockholder who had given a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the annual meeting or delivers a written revocation to the Secretary of Atlantic Coast Federal Corporation prior to the voting of such proxy.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     Holders of record of Atlantic Coast Federal Corporation’s common stock, par value $0.01 per share, as of the close of business on March 31, 2005 are entitled to one vote for each share then held. As of March 31, 2005, there were 14,547,500 shares of common stock issued and outstanding. The presence in person or by proxy of a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the annual meeting. Abstentions and broker non-votes will be counted for purposes of determining that a quorum is present.

     As to the election of directors, the proxy card being provided by the board of directors enables a stockholder to vote FOR the election of the nominees proposed by the governance/nominating committee of the board of directors, or to WITHHOLD authority to vote for one or more of the nominees being proposed. Directors are elected by a plurality of votes cast, without regard to either broker non-votes, or proxies as to which the authority to vote for the nominees being proposed is withheld.

     As to the approval of the Atlantic Coast Federal Corporation 2005 Stock Option Plan, by checking the appropriate box, a stockholder may: (i) vote FOR the approval; (ii) vote AGAINST the approval; or (iii) ABSTAIN from voting on such approval. The affirmative vote of (x) a majority of the votes eligible to be cast at the annual meeting and (y) a majority of the votes cast at the annual meeting by stockholders other than Atlantic Coast Federal,

MHC (without regard to broker non-votes or proxies marked “ABSTAIN”) is required for the approval of the Atlantic Coast Federal Corporation 2005 Stock Option Plan.

     As to the approval of the Atlantic Coast Federal Corporation 2005 Recognition and Retention Plan, by checking the appropriate box, a stockholder may: (i) vote FOR the approval; (ii) vote AGAINST the approval; or (iii) ABSTAIN from voting on such approval. The affirmative vote of (x) a majority of the votes eligible to be cast at the annual meeting and (y) a majority of the votes cast at the annual meeting by stockholders other than Atlantic Coast Federal, MHC (without regard to broker non-votes or proxies marked “ABSTAIN”) is required for the approval of the Atlantic Coast Federal Corporation 2005 Recognition and Retention Plan.

     As to the ratification of the appointment of Crowe Chizek and Company LLC as Atlantic Coast Federal Corporation’s independent registered public accounting firm, by checking the appropriate box, a stockholder may: (i) vote FOR the ratification; (ii) vote AGAINST the ratification; or (iii) ABSTAIN from voting on such ratification. The affirmative vote of holders of a majority of the votes cast at the annual meeting in person or by proxy is required for the ratification of the appointment of Crowe Chizek and Company LLC as the independent registered public accounting firm for the fiscal year ending December 31, 2005. The ratification of this matter shall be determined by a majority of the votes cast at the annual meeting, without regard to broker non-votes or proxies marked “ABSTAIN.”

     Management of Atlantic Coast Federal Corporation anticipates that Atlantic Coast Federal, MHC, the majority stockholder of Atlantic Coast Federal Corporation, will vote all of its shares of common stock in favor of all the matters set forth above. If Atlantic Coast Federal, MHC votes all of its shares in favor of each proposal, the approval of the election of the director nominees and the ratification of the appointment of Crowe Chizek and Company LLC as Atlantic Coast Federal Corporation’s independent registered public accounting firm would be assured. As of March 31, 2005, Atlantic Coast Federal, MHC held 8,728,500 shares of common stock and persons other than Atlantic Coast Federal, MHC held 5,819,000 shares of common stock.

     Persons and groups who beneficially own in excess of 5% of the common stock of Atlantic Coast Federal Corporation are required to file certain reports with the Securities and Exchange Commission regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended. The following table sets forth, as of March 31, 2005, the shares of common stock beneficially owned by each person who was the beneficial owner of more than 5% of the outstanding shares of common stock of Atlantic Coast Federal Corporation, as well as shares beneficially owned in the aggregate by Atlantic Coast Federal Corporation and all directors and executive officers as a group.

	Amount of Shares
	Owned and Nature	Percent of Shares
Name and Address of	of Beneficial	of Common Stock
Beneficial Owners	Ownership (1)	Outstanding
Atlantic Coast Federal, MHC	8,728,500	60.0%
505 Haines Avenue
Waycross, Georgia 31501

Atlantic Coast Federal, MHC,	9,132,070	62.8%
and all of Atlantic Coast Federal
Corporation’s and Atlantic Coast Federal’s
directors and executive officers as a group
(18 directors and officers) (2)

(1)	In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, a person is deemed to be the beneficial owner for purposes of this table, of any shares of common stock if he has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the date as of which beneficial ownership is being determined. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares, and includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting or investment power.

(2)	Includes shares of common stock held by Atlantic Coast Federal, MHC, of which Atlantic Coast Federal Corporation’s and Atlantic Coast Federal’s directors and two of its executive officers are also executive officers and directors. Atlantic Coast Federal Corporation’s and Atlantic Coast Federal’s executive officers and directors beneficially owned 403,570 shares of common stock, or 2.77% of the outstanding shares of common stock.

PROPOSAL I — ELECTION OF DIRECTORS

     Atlantic Coast Federal Corporation’s board of directors consists of nine members. Atlantic Coast Federal Corporation’s bylaws provide that approximately one-third of the directors are to be elected annually. Directors of Atlantic Coast Federal Corporation are generally elected to serve for a three-year period, or a shorter period if the director is elected to fill a vacancy, and until their respective successors shall have been elected and shall qualify. Five directors will be elected at the annual meeting and will serve until their successors have been elected and qualified. The governance/nominating committee of Atlantic Coast Federal Corporation has nominated Jon C. Parker, Sr., Robert J. Larison, Jr. and W. Eric Palmer to serve as directors for three-year terms and Frederick D. Franklin, Jr., and Thomas F. Beeckler to serve for a one and two year term, respectively. Except for Messrs. Franklin, Palmer and Beeckler, all of the nominees are currently members of the board of directors.

     Mr. Palmer has been nominated to fill the position of Mr. John M. Hinson who has notified Atlantic Coast Federal Corporation that he will not seek re-election to the board of directors. Mr. Franklin has been nominated to fill the unexpired term of Mr. Cyril M. Morris who has notified Atlantic Coast Federal Corporation that he intends to retire from the board of directors at the annual meeting. Mr. Beeckler has been nominated to fill the unexpired term of Mr. I. J. McGahee who has notified Atlantic Coast Federal Corporation that he intends to retire from the board of directors at the annual meeting.

     The table below sets forth certain information regarding the composition of Atlantic Coast Federal Corporation’s board of directors as of March 31, 2005, and the new nominees, including the terms of office of board members. It is intended that the proxies solicited on behalf of the board of directors (other than proxies in which the vote is withheld as to a nominee) will be voted at the annual meeting for the election of the nominees identified below. If the nominees are unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the board of directors may recommend. At this time, the board of directors knows of no reason why the nominees might be unable to serve, if elected. Except as indicated herein, there are no arrangements or understandings between the nominees and any other person pursuant to which such nominees were selected.

		Positions			Shares of
		Held with Atlantic			Common Stock
		Coast Federal	Director	Term to	Beneficially	Percent
Name (1)	Age(2)	Corporation	Since (3)	Expire	Owned (4)	of Class
NOMINEES

Jon C. Parker, Sr.	34	Director, Vice President and Chief Financial Officer	2003	2008	41,808(5)	*

Robert J. Larison, Jr.	48	Director, President and Chief Executive Officer	2003	2008	52,127(6)	*

W. Eric Palmer	42	Director	—	2008	1,000	*

Thomas F. Beeckler	58	Director	—	2007	6,000	*

Frederick D. Franklin, Jr.	49	Director	—	2006	—	*

DIRECTORS CONTINUING IN OFFICE

H. Dennis Woods	59	Director	1987	2006	14,100	*

Robert J. Smith	44	Director	2003	2006	7,100	*

Charles E. Martin, Jr.	58	Chairman of the Board	1982	2007	13,473(7)	*

Forrest W. Sweat, Jr.	47	Director	2001	2007	37,334(8)	*

DIRECTORS NOT CONTINUING IN OFFICE

John M. Hinson	72	Director	1990	2005	13,500(9)	*

Cyril M. Morris	81	Director	1988	2006	5,000(10)	*

I. J. McGahee	79	Director	1969	2007	30,740(11)	*

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Carl W. Insel**	41	Executive Vice President	N/A	N/A	16,119(12)	*

Diane S. Wade**	51	Senior Vice President – Corporate Banking	N/A	N/A	19,235(13)	*

Marsha A. Boyette**	52	Senior Vice President-Administration	N/A	N/A	48,993(14)	*

Herman T. Klinger**	50	Senior Vice President – Central Operations	N/A	N/A	35,244(15)	*

Joanne Q. Heinrich**	43	Senior Vice President – Lending	N/A	N/A	3,939	*

Philip S. Hubacher**	47	Treasurer	N/A	N/A	51,729(16)	*

All directors and executive officers as a group (18 persons) (17)					403,570(18)	2.77%

*	Less than 1%.

**	Carl W. Insel, Diane S. Wade, Marsha A. Boyette, Herman T. Klinger, Joanne Q. Heinrich and Philip S. Hubacher are officers of Atlantic Coast Federal only.

(1)	The mailing address for each person listed is 505 Haines Avenue, Waycross, Georgia 31501.

(2)	As of March 31, 2005.

(3)	Reflects initial appointment to the board of directors of Atlantic Coast Federal Credit Union, the predecessor to Atlantic Coast Federal, with the exception of Directors Larison, Parker, Sweat, Smith, Franklin, Palmer and Beeckler. Each director of Atlantic Coast Federal Corporation is also a director of Atlantic Coast Federal and Atlantic Coast Federal, MHC, which owns the majority of the issued and outstanding shares of common stock of Atlantic Coast Federal Corporation.

(4)	See definition of “beneficial ownership” in the table in “Voting Securities and Principal Holders Thereof.”

(5)	Includes 6,627 shares of common stock held in Mr. Parker’s 401(k) Plan account and 2,181 shares of common stock held in Mr. Parker’s spouse’s 401(k) Plan account.

(6)	Includes 6,869 shares of common stock held in Mr. Larison’s individual retirement accounts, 12,164 shares of common stock held in Mr. Larison’s 401(k) Plan account and 1,225 shares of common held by Mr. Larison as custodian for his daughter.

(7)	Includes 473 shares of common stock held in Mr. Martin’s individual retirement account.

(8)	Includes 20,819 shares of common stock held in Mr. Sweat’s individual retirement account and 16,175 shares of common stock held in Mr. Sweat’s spouse’s individual retirement account.

(9)	Includes 9,448 shares of common stock held in Mr. Hinson’s individual retirement account and 3,180 shares of common stock held in Mr. Hinson’s spouse’s individual retirement account.

(10)	Includes 2,209 shares of common stock held in Mr. Morris’ individual retirement account and 1,000 shares of common stock held in Mr. Morris’ spouse’s individual retirement account.

(11)	Includes 5,000 shares of common stock held in Mr. McGahee’s individual retirement account.

(12)	Includes 1,119 shares of common stock held in Mr. Insel’s 401(k) Plan account.

(13)	Includes 9,944 shares of common stock held in Ms. Wade’s spouse’s individual retirement account and 9,291 shares of common stock held in Ms. Wade’s 401(k) Plan account.

(14)	Includes 7,014 shares of common stock held in Ms. Boyette’s 401(k) Plan account.

(15)	Includes 5,031 shares of common stock held in Mr. Klinger’s individual retirement account, 6,013 shares of common stock held in Mr. Klinger’s 401(k) Plan account and 300 shares of common stock held by Mr. Klinger as custodian for his son.

(16)	Includes 18,776 shares of common stock held in Mr. Hubacher’s individual retirement account and 11,453 shares of common stock held in Mr. Hubacher’s 401(k) Plan account.

(17)	After the annual meeting of stockholders, Directors Hinson, Morris and McGahee will no longer serve on the board of directors of Atlantic Coast Federal Corporation.

(18)	Includes 6,129 shares of common stock allocated to the accounts of executive officers under the Atlantic Coast Federal Corporation employee stock ownership plan and excludes the remaining 459,391 shares of common stock, or 3.16% of the common stock outstanding, owned by the employee stock ownership plan for the benefit of employees. Under the terms of the employee stock ownership plan, shares of common stock allocated to the account of employees are voted in accordance with instructions of the respective employees. Unallocated shares of common stock are voted by the trustee of the employee stock ownership plan.

Directors

     The principal occupation during the past five years of each continuing and nominee director of Atlantic Coast Federal Corporation is set forth below. All directors have held their present positions for five years unless otherwise stated.

     Jon C. Parker, Sr. Mr. Parker has served as vice president and chief financial officer of Atlantic Coast Federal Corporation since its organization in 2003 and senior vice president and chief financial officer of Atlantic Coast Federal and Atlantic Coast Federal Credit Union since September 1999. Prior to such time he served as controller.

     Robert J. Larison, Jr. Mr. Larison has served as president and chief executive officer of Atlantic Coast Federal Corporation since its organization in 2003 and Atlantic Coast Federal and Atlantic Coast Federal Credit Union since 1983.

     W. Eric Palmer. Mr. Palmer is employed by the Mayo Clinic, Jacksonville, Florida, where he has served as a director of patient financial services for the past two years. Prior to serving as a director, Mr. Palmer served as a section manager of accounts receivable at the Mayo Clinic for four years.

     Thomas F. Beeckler. Mr. Beeckler is the owner, president and chief executive officer of the Beeckler Company, Jacksonville, Florida, a real estate development firm. Mr. Beeckler founded the company in 1990.

     Frederick D. Franklin, Jr. Mr. Franklin has been a partner in the law firm of Rogers Towers, P.A., Jacksonville, Florida since January 2004. From 1997 to 2004, he was a partner in the law firm of Holland & Knight, Jacksonville, Florida. Mr. Franklin specializes in complex commercial litigation.

     H. Dennis Woods. Mr. Woods has been employed by CSX Transportation, Inc., Waycross, Georgia, since 1964. He currently serves as the business manager of the company’s warehouse in Waycross, Georgia.

     Robert J. Smith. Mr. Smith is a certified public accountant. He has served as a mortgage banking executive with PHH Mortgage in Jacksonville, Florida, since January 2001 except for the period from April 2002 to July 2003, during which he was employed by Basis 100, a technology company which served the mortgage banking industry. Prior to his employment with PHH Mortgage (formerly known as Cendant Mortgage) in 2001, he was employed by Merrill Lynch Credit Corporation, Jacksonville, Florida, for over 10 years and, prior to that, was a Senior Manager for Deloitte & Touche LLP, where he was recognized as a National Industry Specialist in the savings and loan and real estate industries.

     Charles E. Martin, Jr. Mr. Martin is a retired employee of CSX Transportation, Inc., Waycross, Georgia, where he worked as a machinist for over 20 years.

     Forrest W. Sweat, Jr. Mr. Sweat is a partner in the law firm of Walker & Sweat, Waycross, Georgia. He has practiced law since 1982.

Executive Officers Who Are Not Directors

     The business experience for at least the past five years for each of the executive officers of Atlantic Coast Federal and its predecessor, Atlantic Coast Federal Credit Union, who do not serve as directors, is set forth below.

     Carl W. Insel. Mr. Insel has served as executive vice president since his appointment in October 2004. He is in charge of new business development. Mr. Insel previously served as senior vice president for retail banking at the National Bank of Commerce, Atlanta, Georgia, where he worked since 1996.

     Diane S. Wade. Ms. Wade has served as senior vice president of corporate banking since July 2000. From 1998 until such time she served as vice president for business development. She has served in various capacities with Atlantic Coast Federal since 1978.

     Marsha A. Boyette. Ms. Boyette has served as senior vice president of administration since July 2000. She has also served in various capacities with Atlantic Coast Federal since 1987.

     Herman T. Klinger. Mr. Klinger has served as senior vice president of central operations since 2000. Prior to such time he was in charge of information technology starting in 1996.

     Joanne Q. Heinrich. Ms. Heinrich joined Atlantic Coast Federal in January 2003 as senior vice president of lending. From 1993 until 2001 she served as a mortgage banking officer with Merrill Lynch Credit Corporation and First National Bank of Nassau County, Jacksonville, Florida.

     Philip S. Hubacher. Mr. Hubacher has served as treasurer of Atlantic Coast Federal since 1988. He is a lieutenant colonel in the United States Air Force Reserve.

Board Independence

     The board of directors consists of a majority of “independent directors” within the meaning of the Nasdaq corporate governance listing standards. The board of directors of Atlantic Coast Federal Corporation has determined that directors are each “independent” within the meaning of the Nasdaq corporate governance listing standards with the exception of Robert J. Larison, Jr. and Jon C. Parker, Sr., who serve as executive officers of Atlantic Coast Federal Corporation and Atlantic Coast Federal. In addition, the board of directors has determined that nominees Palmer, Franklin and Beeckler are also independent under these standards. The board of directors has adopted a policy that the independent directors of the board shall meet in executive sessions periodically, which meetings may be held in conjunction with regularly scheduled board meetings.

Meetings and Committees of the Board of Directors

     The business of Atlantic Coast Federal Corporation is conducted at regular and special meetings of the full board of directors and its standing committees. The standing committees consist of the executive, audit, compensation and governance/nominating committees. During the fiscal year ended December 31, 2004, the board of directors met at six regular meetings and three special meetings. No director attended fewer than 75% in the aggregate of the total number of board meetings held and the total number of committee meetings on which he served during fiscal 2004.

     Executive Committee. The executive committee consists of directors Martin, who serves as chairman, Woods and Sweat. The executive committee meets as needed. The executive committee is generally authorized to act on behalf of the full board of directors when certain business matters require prompt action. The executive committee met five times during the fiscal year ended December 31, 2004.

     Audit Committee. The audit committee currently consists of directors Smith, who serves as chairman, Hinson and Morris. Following the annual meeting of stockholders, the audit committee will consist of directors Smith, who will continue to serve as chairman, Franklin and Palmer since directors Hinson and Morris will not continue as directors of Atlantic Coast Federal Corporation or Atlantic Coast Federal or as members of the audit committee. The audit committee meets with the internal auditor to review audit programs and the results of audits of specific areas as well as other regulatory compliance issues. In addition, the audit committee meets with the independent registered public accounting firm on a quarterly basis to discuss the results of operations and on an annual basis to review the results of the annual audit and other related matters. Other than as described above, the audit committee meets as needed. Each member of the audit committee is “independent” as defined in the Nasdaq corporate governance listing standards. The board of directors has determined that director Smith qualifies as an “audit committee financial expert” as that term is used in the rules and regulations of the Securities and Exchange Commission. Atlantic Coast Federal Corporation’s board of directors has adopted a written charter for the audit committee. The audit committee met six times during the fiscal year ended December 31, 2004.

     Compensation Committee. The compensation committee is responsible for recommending to the full board the compensation of the chief executive officer and senior management, reviewing and administering overall compensation policy, including setting performance measures and goals, approving benefit programs, establishing compensation of the board of directors and other matters of personnel policy and practice and coordinating such actions with the benefits committee of Atlantic Coast Federal. The compensation committee of Atlantic Coast Federal Corporation is comprised of directors Martin, who serves as chairman, Sweat and Woods. Each member of the compensation committee is considered “independent” as defined in the Nasdaq corporate governance listing standards. The report of the compensation committee of Atlantic Coast Federal Corporation is included elsewhere in this proxy statement. The compensation committee of Atlantic Coast Federal Corporation met twice during the fiscal year ended December 31, 2004.

     Governance/Nominating Committee. The governance/nominating committee of Atlantic Coast Federal Corporation currently consists of directors Morris and Sweat. Following the annual meeting of stockholders, the governance/nominating committee will consist of directors Sweat and Palmer since director Morris will not continue as a director of Atlantic Coast Federal Corporation or Atlantic Coast Federal or as a member of the governance/nominating committee. Each member of the governance/nominating committee is considered “independent” as defined in the Nasdaq corporate governance listing standards. The board of directors of Atlantic Coast Federal Corporation has adopted a written charter for the governance/nominating committee, which is available on Atlantic Coast Federal Corporation’s website at www.acfederal.net. The governance/nominating committee of Atlantic Coast Federal Corporation met once during the fiscal year ended December 31, 2004.

     The functions of the governance/nominating committee include the following:

•	leading the search for individuals qualified to become members of the board of directors and to select director nominees to be presented for stockholder approval;

•	developing and recommending to the board of directors other specific criteria not specified in its charter for the selection of individuals to be considered for election or re-election to the board of directors;

•	adopting procedures for the submission of recommendations by stockholders for nominees for the board of directors; and

•	annually reviewing the adequacy of its charter and recommending any proposed changes to the board of directors.

     The governance/nominating committee identifies nominees by first evaluating the current members of the board of directors willing to continue in service. Current members of the board of directors with skills and experience that are relevant to Atlantic Coast Federal Corporation’s business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the board of directors with that of obtaining a new perspective. In addition, the governance/nominating committee is authorized by its charter to engage a third party to assist in the identification of director nominees. The governance/nominating committee would seek to identify a candidate who, at a minimum, satisfies the following criteria:

•	the highest personal and professional ethics and integrity and whose values are compatible with Atlantic Coast Federal Corporation’s values;

•	experience and achievements that have given them the ability to exercise and develop good business judgment;

•	a willingness to devote the necessary time to the work of the board of directors and its committees, which includes being available for board and committee meetings;

•	a familiarity with the communities in which Atlantic Coast Federal Corporation operates and/or is actively engaged in community activities;

•	involvement in other activities or interests that do not create a conflict with their responsibilities to Atlantic Coast Federal Corporation and its stockholders; and

•	the capacity and desire to represent the balanced, best interests of the stockholders of Atlantic Coast Federal Corporation as a group, and not primarily a special interest group or constituency.

     The governance/nominating committee will also take into account whether a candidate satisfies the criteria for “independence” under the Nasdaq corporate governance listing standards.

     Procedures for the Nomination of Directors by Stockholders. The governance/nominating committee has adopted procedures for the submission of director nominees by stockholders of Atlantic Coast Federal Corporation. If a determination is made that an additional candidate is needed for the board of directors, the governance/nominating committee will consider candidates submitted by Atlantic Coast Federal Corporation’s stockholders. Stockholders can submit the names of qualified candidates for director by writing to the chairman of the governance/nominating committee at 505 Haines Avenue, Waycross, Georgia 31501. The chairman must receive a submission not less than one hundred and twenty (120) days prior to the date of Atlantic Coast Federal Corporation’s proxy materials for the preceding year’s annual meeting. The submission must include the following information:

•	a statement that the writer is a stockholder of Atlantic Coast Federal Corporation and is proposing a candidate for consideration by the governance/nominating committee;

•	the name and address of the stockholder as they appear on Atlantic Coast Federal Corporation’s stockholder records, and number of shares of Atlantic Coast Federal Corporation’s common stock that are owned beneficially by such stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder’s ownership will be required);

•	the name, address and contact information for the candidate, and the number of shares of common stock of Atlantic Coast Federal Corporation that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the stockholder’s ownership should be provided);

•	a statement of the candidate’s business and educational experience;

•	such other information regarding the candidate as would be required to be included in the proxy statement pursuant to Regulation 14A of the Securities Exchange Act of 1934;

•	a statement detailing any relationship between the candidate and any customer, supplier or competitor of Atlantic Coast Federal Corporation or its affiliates;

•	detailed information about any relationship or understanding between the proposing stockholder and the candidate; and

•	a statement from the candidate that the candidate is willing to be considered and willing to serve as a director of Atlantic Coast Federal Corporation if nominated and elected.

     A nomination submitted by a stockholder for presentation by the stockholder at an annual meeting of stockholders of Atlantic Coast Federal Corporation must comply with the procedural and informational requirements described in Atlantic Coast Federal Corporation’s bylaws.

     Stockholder Communications with the Board of Directors. A stockholder of Atlantic Coast Federal Corporation who wants to communicate with the board of directors or with any individual director can write to Atlantic Coast Federal Corporation at 505 Haines Avenue, Waycross, Georgia 31501, attention: chairman of the governance/nominating committee. The letter should indicate that the author is a stockholder of Atlantic Coast Federal Corporation and, if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, management will:

•	forward the communication to the director or directors to whom it is addressed;

•	attempt to handle the inquiry directly, or forward the communication for response by another employee of Atlantic Coast Federal Corporation. For example, a request for information about Atlantic Coast Federal Corporation as a stock-related matter may be forwarded to Atlantic Coast Federal Corporation’s stockholder relations officer; or

•	not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

     At each board of directors meeting, management shall present a summary of all communications received since the last meeting that were not forwarded and make those communications available to the directors.

Code of Ethics

     The board of directors has adopted a Code of Business Conduct and Ethics that applies to all of Atlantic Coast Federal Corporation’s and Atlantic Coast Federal’s officers, directors and employees, and a Code of Ethics for the Chief Executive Officer and Senior Financial Officers (collectively the “Codes”). The Codes are intended to promote honest and ethical conduct, full and accurate reporting and compliance with laws. The Codes are available on Atlantic Coast Federal Corporation’s website at www.acfederal.net. Amendments to and waivers from the Codes will also be disclosed on Atlantic Coast Federal Corporation’s website.

Audit Committee Report

     The audit committee of Atlantic Coast Federal Corporation operates under a written charter adopted by the board of directors which is attached as Appendix A to this proxy statement. The audit committee charter is also available on Atlantic Coast Federal Corporation’s website at www.acfederal.net. The audit committee of Atlantic Coast Federal Corporation has issued a report which states that it has:

•	reviewed and discussed with management and Atlantic Coast Federal Corporation’s independent registered public accounting firm, Atlantic Coast Federal Corporation’s audited consolidated financial statements for the fiscal year ended December 31, 2004;

•	discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended; and

•	received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and have discussed with the independent registered public accounting firm their independence from Atlantic Coast Federal Corporation.

     Based on the review and discussions referred to above, the audit committee recommended to the board of directors of Atlantic Coast Federal Corporation that the audited consolidated financial statements be included in Atlantic Coast Federal Corporation’s annual report on Form 10-K for the fiscal year ended December 31, 2004 and be filed with the Securities and Exchange Commission. In addition, the audit committee approved the appointment of Crowe Chizek and Company LLC as the independent registered public accounting firm for Atlantic Coast Federal Corporation for the fiscal year ending December 31, 2005, subject to the ratification of this appointment by the stockholders of Atlantic Coast Federal Corporation.

     This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that Atlantic Coast Federal Corporation specifically incorporates this report by reference, and shall not otherwise be deemed filed with the Securities and Exchange Commission.

This report has been provided by the audit committee.

Robert J. Smith, Chairman
John M. Hinson
Cyril M. Morris

Section 16(a) Beneficial Ownership Reporting Compliance

     The common stock of Atlantic Coast Federal Corporation is registered pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended. The officers and directors of Atlantic Coast Federal Corporation and beneficial owners of greater than 10% of the common stock of Atlantic Coast Federal Corporation (“10% beneficial owners”) are required to file reports on Forms 3, 4 and 5 with the Securities and Exchange Commission disclosing beneficial ownership and changes in beneficial ownership of the common stock of Atlantic Coast Federal Corporation. Securities and Exchange Commission rules require disclosure in a company’s annual proxy statement and annual report on Form 10-K of the failure of an officer, director or 10% beneficial owner of the common stock to file a Form 3, 4 or 5 on a timely basis. Each of executive officers Boyette, Heinrich and Wade filed a late Form 4 to reflect one purchase of shares of common stock. Executive officer Parker filed a late Form 4 to reflect two purchases of common stock and one sale of common stock. Based on Atlantic Coast Federal Corporation’s review of such ownership reports, no other officer, director or 10% beneficial owner of Atlantic Coast Federal Corporation failed to file such ownership reports on a timely basis for the fiscal year ended December 31, 2004.

Compensation Committee Interlocks and Insider Participation

     The compensation committee is composed of independent directors within the meaning of the Nasdaq corporate governance listing standards. The compensation committee consists of directors Martin, who serves as chairman, Sweat and Woods. Under the board’s policies, Mr. Larison, and any other director who is also an executive officer of Atlantic Coast Federal Corporation and Atlantic Coast Federal, will not participate in the board of directors determination of compensation for their respective offices.

Report of the Compensation Committee on Executive Compensation

     Under rules established by the Securities and Exchange Commission, Atlantic Coast Federal Corporation is required to provide certain data and information regarding compensation and benefits provided to its chief executive officer and other executive officers. The disclosure requirements for the chief executive officer and other executive officers include a report explaining the factors and criteria that led to fundamental executive compensation decisions affecting those individuals. In fulfillment of this requirement, the compensation committee of the board of directors of Atlantic Coast Federal Corporation has prepared the following report for inclusion in this proxy statement. Atlantic Coast Federal Corporation does not independently compensate its directors or executive officers.

     The role of the compensation committee is to annually review the compensation levels of the executive officers and recommend compensation changes to the board of directors. The compensation committee is composed entirely of outside, non-employee directors. It is intended that the executive compensation program will enable Atlantic Coast Federal Corporation and Atlantic Coast Federal to attract, develop and retain talented executive officers who are capable of maximizing Atlantic Coast Federal Corporation’s performance for the benefit of the stockholders. The compensation committee has adopted a compensation strategy that seeks to provide competitive, performance-based compensation strongly aligned with the financial and stock performance of Atlantic Coast Federal Corporation. The compensation program has three key elements of total direct compensation: base salary, annual incentive compensation and long-term incentives. Another component of the compensation program is benefits, such as stock-based incentive plans.

     While the compensation committee does not use strict numerical formulas to determine changes in compensation for the chief executive officer and other executive officers, and while it weighs a variety of different factors in its deliberations, it has emphasized and expects to continue to emphasize the profitability and scope of Atlantic Coast Federal Corporation’s operations, the experience, expertise and management skills of the executive officers and their roles in the future success of Atlantic Coast Federal Corporation, as well as compensation surveys prepared by professional firms to determine compensation paid to executives performing similar duties for similarly sized institutions. While each of the quantitative and non-quantitative factors described above was considered by the compensation committee, such factors were not assigned a specific weight in evaluating the performance of the chief executive officer and other executive officers. Rather, all factors were considered.

     Base Salaries. Base salary and changes to base salary reflect a variety of factors including the results of the independent review of the competitiveness of the total compensation program, the individual’s performance and contribution to the long-term goals of Atlantic Coast Federal Corporation, performance targets, Atlantic Coast Federal Corporation’s financial performance and other relevant factors.

     Annual Incentives. Payouts under Atlantic Coast Federal’s annual incentive compensation program are based on the attainment of annual performance objectives. Individual payouts are a function of Atlantic Coast Federal’s financial performance and the performance of the individual executive based upon goals established by the individual and approved by the compensation committee. The compensation committee believes that this formula provides a direct link between financial performance and actual compensation.

     In addition, the compensation committee believes that long-term incentives, specifically stock options and stock awards, should be a key component of the executive compensation program. These incentives strongly align the rewards provided to executives with the value created for stockholders through stock price appreciation.

     Atlantic Coast Federal Corporation intends to make initial stock option and stock award program grants to executives and a broader employee population in the future. The Atlantic Coast Federal Corporation 2005 Stock Option Plan and the Atlantic Coast Federal Corporation 2005 Recognition and Retention Plan are being submitted for stockholder approval for such purposes. Assuming stockholder approval of these plans, awards thereunder will consider performance, competitive market practices and other relevant factors.

     Chief Executive Officer. For the year ended December 31, 2004, the compensation committee did not increase the base salary level of the chief executive officer . For the year ended December 31, 2004, the chief executive officer earned an annual bonus of $18,000 under the annual incentive plan, based on the compensation committee’s review of the goals established for the chief executive officer and approved by the compensation committee. The compensation committee intends to provide the chief executive officer with stock option and stock awards consistent with the approach discussed for other executives assuming awards are available for issuance.

This report has been provided by the compensation committee:

Charles E. Martin, Jr., Chairman
Forrest M. Sweat, Jr.
H. Dennis Woods

Stock Performance Graph

     Set forth hereunder is a stock performance graph comparing (a) the cumulative total return on the common stock of Atlantic Coast Federal Corporation between October 5, 2004, the day the common stock commenced trading, and December 31, 2004, (b) the cumulative total return on stocks included in the Total Return Index for the Nasdaq Composite over such period, and (c) the cumulative total return on stocks included in the SNL MHC Thrift Index over such period. Cumulative return assumes the reinvestment of dividends, and is expressed in dollars based on an assumed investment of $100.

     There can be no assurance that Atlantic Coast Federal Corporation’s stock performance will continue in the future with the same or similar trend depicted in the graph. Atlantic Coast Federal Corporation will not make or endorse any predictions as to future stock performance.

Atlantic Coast Federal Corporation

	Period Ending
Index	10/05/04	10/31/04	11/30/04	12/31/04

Atlantic Coast Federal Corporation	100.00	108.51	122.38	117.19
NASDAQ Composite	100.00	101.01	107.32	111.42
SNL MHC Thrift Index	100.00	102.87	111.15	107.35

Executive Compensation

     The following table sets forth for the fiscal years ended December 31, 2004 and 2003, certain information as to the total remuneration paid by Atlantic Coast Federal to Mr. Larison, who serves as president and chief executive officer, and certain information as to the total remuneration paid by Atlantic Coast Federal to the other most highly compensated executive officers of Atlantic Coast Federal, other than Mr. Larison, who received annual compensation in excess of $100,000. Summary compensation information is excluded for the year ended December 31, 2002, as Atlantic Coast Federal Corporation was not a public company. Each of the individuals listed in the table below are referred to as a named executive officer.

		Annual Compensation			Long-Term Compensation
					Awards		Payouts
				Other
	Year			Annual	Restricted			All
Name and	Ended			Compen-	Stock	Option/	LTIP	Other
Principal Position	12/31	Salary (1)	Bonus	sation(1)	Awards (#)	SARS (#)	Payouts	Compensation (2)(3)
Robert J. Larison, Jr.	2004	$160,000	$18,000	$—	—	—	$—	$22,186
President and Chief	2003	160,000	14,102	—	—	—	—	15,297
Executive Officer

Diane S. Wade	2004	91,330	10,917	—	—	—	—	5,472
Senior Vice President	2003	81,652	7,403	—	—	—	—	4,519
- Corporate Banking

(1)	For the fiscal years ended December 31, 2004 and 2003, there were no perquisites exceeding the lesser of $50,000 or 10% of the individual’s total salary and bonus for the year.

(2)	Amount includes matching contributions under Atlantic Coast Federal’s 401(k) Plan in the amount of $6,970 for fiscal year 2004 and $9,807 for fiscal year 2003 for Mr. Larison, as well as $15,216 and $5,490 for fiscal 2004 and 2003, respectively, for life insurance premiums, health insurance and individual retirement account contributions.

(3)	Amount represents matching contributions under Atlantic Coast Federal’s 401(k) Plan for Ms. Wade.

     Employment Agreement. Atlantic Coast Federal currently has an employment agreement with Robert J. Larison, Jr. with a term of two years from January 1, 2005. The agreement provides for a base salary of $164,800 and provides for certain other benefits in the form of life insurance and disability insurance. In the event that Mr. Larison is terminated without cause, he is entitled to a lump sum payment equal to twice his then current annual salary. If the employment of Mr. Larison had been terminated under the circumstances entitling him to severance pay, he would have been entitled to receive a lump sum payment of $329,600 plus a continuation of benefits for a period of one year following the date of termination.

     Supplemental Executive Retirement Agreement. Atlantic Coast Federal has entered into a non-qualified supplemental executive retirement agreement with Robert J. Larison, Jr. that provides for the payment of a monthly supplemental retirement benefit equal to up to 60% of his highest average annual compensation during the three annual periods in the 10 year period prior to retirement. Such benefit shall be payable for a period of 15 years upon the retirement age of 55 or, under certain circumstances, prior to age 55. At December 31, 2004, Atlantic Coast Federal Corporation had accrued $331,000 for this benefit.

     Atlantic Coast Federal Executive Non-Qualified Retirement Plan. Atlantic Coast Federal also maintains a supplemental executive retirement plan for the benefit of certain senior executives, excluding Mr. Larison, that have been designated to participate in the program. The program provides for annual payments of $20,000 for 20 years following normal retirement at age 65 and with 10 years of service. Reduced benefits are paid for early retirement and for lesser years of service. For the fiscal year ended December 31, 2004, Atlantic Coast Federal had accrued $227,000 for this benefit.

Director Compensation

     Members of the board of directors and the committees of Atlantic Coast Federal Corporation do not receive separate compensation for their service on the board of directors or the committees of Atlantic Coast Federal Corporation.

     Members of Atlantic Coast Federal’s board of directors receive a fee of $1,236 per regular monthly meeting attended. Employee members do not receive board fees. The chairman of the board receives a stipend of $1,545 per regular monthly meeting and the vice chairman of the board and chairman of the audit committee both receive a fee of $1,339 per regular monthly meeting. The directors received a bonus of $5,055 each for fiscal 2004. In addition, Atlantic Coast Federal established a director deferred fee plan that permits a board member to defer some or all of his board fees. At December 31, 2004, Atlantic Coast Federal had accrued a liability of $75,000 for this plan. Other than described above, committee members are not separately compensated for their service.

     Director Retirement Plan. Atlantic Coast Federal also maintains a director retirement plan providing for an annual payment of $10,000 for a period of 10 years upon retirement. Directors are fully vested after 10 years of service with credit for previous service at the time the plan was adopted in 2002. At December 31, 2004, Atlantic Coast Federal had accrued a liability of $441,000 for this plan. Reduced benefits are paid for early retirement and reduced levels of service.

     Director Emeritus Program. Atlantic Coast Federal has established a director emeritus program. The plan currently provides for an annual benefit of $10,288 for a period of five years for directors who retire from active service on the board of directors of Atlantic Coast Federal Corporation and Atlantic Coast Federal. Retiring directors Hinson, McGahee and Morris will become directors emeritus under this plan. The first payment under the director emeritus program will be paid within 30 days of retirement and will follow each year thereafter for the remaining term. In the event of the death of a director, the remaining benefits will be paid to his beneficiary. At December 31, 2004, Atlantic Coast Federal accrued no liability for this plan.

Benefits

     General. Atlantic Coast Federal currently provides health and welfare benefits to its employees, including hospitalization and comprehensive medical insurance, life insurance, subject to deductibles and co-payments by employees. Atlantic Coast Federal also provides its employees with a qualified profit sharing plan under the applicable provisions of the Internal Revenue Code of 1986, as amended.

     In connection with its stock offering, Atlantic Coast Federal Corporation adopted the Atlantic Coast Federal Corporation Employee Stock Ownership Plan (“ESOP”) for eligible employees of Atlantic Coast Federal Corporation and any subsidiary, including Atlantic Coast Federal. The ESOP borrowed $4.6 million from Atlantic Coast Federal Corporation to purchase 465,520 shares of the common stock sold in Atlantic Coast Federal Corporation’s stock offering. The loan from Atlantic Coast Federal Corporation will be repaid principally from Atlantic Coast Federal’s contributions to the ESOP over a period of 10 years. Shares purchased by the ESOP are held in a suspense account and are released to participants’ accounts as debt service payments are made. Shares released from the ESOP are allocated to each eligible participant’s ESOP account based on the ratio of each such participant’s compensation to the total compensation of all eligible participants.

Transactions With Certain Related Persons

     Atlantic Coast Federal has a policy of granting loans to officers and directors, which fully complies with all applicable federal regulations. Loans to directors and executive officers are made in the ordinary course of business and on the same terms and conditions as those of comparable transactions with unaffiliated third parties prevailing at the time, in accordance with our underwriting guidelines, and do not involve more than the normal risk of collectibility or present other unfavorable features. In addition, all loans to directors and executive officers are approved by at least a majority of the independent, disinterested members of the board of directors.

     All loans Atlantic Coast Federal makes to its directors and executive officers are subject to regulations restricting loans and other transactions with affiliated persons of Atlantic Coast Federal. Loans to all directors and executive officers and their associates totaled approximately $1.3 million at December 31, 2004, which was 1.3% of Atlantic Coast Federal Corporation’s stockholders’ equity at that date. All loans to directors and executive officers were performing in accordance with their terms at December 31, 2004.

Equity Compensation Plan Information

     As of December 31, 2004, Atlantic Coast Federal Corporation did not have any equity compensation plans under which Atlantic Coast Federal Corporation common stock was authorized for issuance.

PROPOSAL II – APPROVAL OF THE ATLANTIC COAST FEDERAL CORPORATION
2005 STOCK OPTION PLAN

General

     Subject to stockholder approval at the annual meeting of stockholders, Atlantic Coast Federal Corporation has established the Atlantic Coast Federal Corporation 2005 Stock Option Plan (the “Stock Option Plan”). Pursuant to the Stock Option Plan, options to purchase up to 712,827 shares of common stock may be granted to Atlantic Coast Federal Corporation’s or Atlantic Coast Federal’s employees and directors. As of March 31, 2005, the market value of the common stock was $12.46 per share. The board of directors of Atlantic Coast Federal Corporation believes that it is appropriate to adopt a flexible and comprehensive stock option plan that permits the granting of a variety of long-term incentive awards to directors and employees as a means of enhancing and encouraging the recruitment and retention of those individuals on whom the continued success of Atlantic Coast Federal Corporation and Atlantic Coast Federal most depends. The following discussion is qualified in its entirety by reference to the Stock Option Plan, the text of which is attached hereto as Appendix B. The principal features of the Stock Option Plan are summarized below.

     The Stock Option Plan complies with the requirements of the Office of Thrift Supervision and the Office of Thrift Supervision does not endorse or approve the Stock Option Plan in any manner.

     The number of shares to be awarded as a percentage of the shares not held by Atlantic Coast Federal, MHC (“Minority Shares”) and as a percentage of all outstanding shares is as follows:

Number of Shares	% of Minority Shares	% of Total Outstanding Shares
712,827	12.25%	4.9%

Principal Features of the Stock Option Plan

     The Stock Option Plan provides for awards in the form of stock options and/or limited stock appreciation rights (“Limited Rights”). Each award shall be on such terms and conditions, consistent with the Stock Option Plan and applicable Office of Thrift Supervision regulations, as the committee administering the Stock Option Plan may determine.

     The term of stock options generally will not exceed 10 years from the date of grant. Stock options granted under the Stock Option Plan may be either “Incentive Stock Options” as defined under Section 422 of the Internal Revenue Code or stock options not intended to qualify as such. No stock option awards have been granted to date under the Stock Option Plan.

     Shares issued upon the exercise of a stock option may be either authorized but unissued shares, treasury shares, or shares acquired by Atlantic Coast Federal Corporation in open market purchases. Any shares of Atlantic Coast Federal Corporation common stock subject to an award that expires or is terminated or unexercised will again be available for issuance under the Stock Option Plan. Generally, in the discretion of the board of directors, all or any vested non-qualified stock options granted under the Stock Option Plan may be transferable by the participant but only to the persons or classes of persons determined by the board of directors. No other award or any right or interest therein is assignable or transferable except under certain limited exceptions set forth in the Stock Option Plan.

     The Stock Option Plan will be administered by a committee (the “Committee”) consisting of either (i) at least two “non-employee directors” (as defined in the Stock Option Plan) of Atlantic Coast Federal Corporation, or (ii) the entire board of directors of Atlantic Coast Federal Corporation. The members of the Committee shall be appointed by the board of directors of Atlantic Coast Federal Corporation. Pursuant to the terms of the Stock Option Plan, outside directors and key employees of Atlantic Coast Federal Corporation, Atlantic Coast Federal or their affiliates are eligible to participate. As of March 31, 2005, there were seven non-employee directors eligible to participate in the Stock Option Plan. Subject to the provisions of the Stock Option Plan and Office of Thrift Supervision regulations and policy, the Committee will determine to whom the awards will be granted, in what amounts, and the period over which such awards will vest. Under Office of Thrift Supervision regulations, the vesting amount may not be more than 20% per year. In addition, the aggregate amount of the awards granted to the directors may not exceed 30% of the shares in the plan, no individual director may receive more than 5% of the shares in the plan and no employee may receive more than 25% of the shares in the plan. The Committee may accelerate the time period for exercising options subject to Office of Thrift Supervision regulations.

     In granting awards under the Stock Option Plan, the Committee will consider, among other things, position and years of service, and the value of the individual’s services to Atlantic Coast Federal and Atlantic Coast Federal Corporation. The exercise price of stock options will be at least the fair market value of the underlying common stock at the time of the grant. Once granted, stock options may not be re-priced (i.e., the exercise price may not be changed other than adjustments for stock splits, stock dividends and similar events). The exercise price may be paid in cash, common stock, or via a broker-assisted “cashless exercise” (as defined in the Stock Option Plan).

     Stock Options. Incentive stock options can only be granted to employees of Atlantic Coast Federal, Atlantic Coast Federal Corporation or an “affiliate” (i.e., a parent or subsidiary corporation of Atlantic Coast Federal and Atlantic Coast Federal Corporation). Outside directors will be granted non-qualified stock options. No option granted to an officer in connection with the Stock Option Plan will be exercisable as an incentive stock option subject to incentive tax treatment if exercised more than three months after the date on which the optionee terminates employment with Atlantic Coast Federal and/or Atlantic Coast Federal Corporation, except as set forth below. In the event a participant ceases to maintain continuous service with Atlantic Coast Federal Corporation or an affiliate by reason of death, disability or following a change in control, options still subject to restrictions will vest and be free of these restrictions and can be exercised for up to one year after cessation of service but in no event beyond the expiration of the options’ original term. In the event a participant ceases to maintain continuous service for any other reason, the participant will forfeit all nonvested options. The participant’s vested options will remain exercisable for up to three months in the case of incentive stock options, and one year in the case of non-qualified stock options. If an optionee terminates employment with Atlantic Coast Federal, Atlantic Coast Federal Corporation or an affiliate, any incentive stock options exercised more than three months following the date the optionee terminates employment shall be treated as a non-qualified stock option; provided, however, that in the event of death or disability, incentive stock options may be exercised and receive incentive tax treatment for up to at least one year following termination of employment, subject to the requirements of the Internal Revenue Code.

     In the event of death or disability of an optionee, Atlantic Coast Federal Corporation, if requested by the optionee or beneficiary, may elect, in exchange for the option, to pay the optionee or beneficiary the amount by which the fair market value of the common stock exceeds the exercise price of the option on the date of the optionee’s termination of service for death or disability.

     Limited Stock Appreciation Rights. The Committee may grant Limited Rights (as defined in the Stock Option Plan) to employees simultaneously with the grant of any option. A Limited Right gives the option holder the right, upon a change in control of Atlantic Coast Federal Corporation or Atlantic Coast Federal, to receive the excess of the market value of the shares represented by the Limited Rights on the date exercised over the exercise price. Limited Rights generally will be subject to the same terms and conditions and exercisable to the same extent as stock options, as described above. Payment upon exercise of a Limited Right will be in shares of Atlantic Coast Federal Corporation.

     Limited Rights may be granted at the time of, and must be related to, the grant of a stock option. The exercise of one will reduce to that extent the number of shares represented by the other. If a Limited Right is granted with and related to an incentive stock option, the Limited Right must satisfy all the restrictions and limitations to which the related incentive stock option is subject.

     Effect of Adjustments. Shares as to which awards may be granted under the Stock Option Plan, and shares then subject to awards, will be adjusted by the Committee in the event of any merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination or exchange of shares or other change in the corporate structure of Atlantic Coast Federal Corporation without receipt of payment or consideration by Atlantic Coast Federal Corporation.

     In the case of any merger, consolidation or combination of Atlantic Coast Federal Corporation with or into another holding company or other entity, whereby holders of common stock will receive a cash payment (the “Merger Price”) for each share of common stock exchanged in the transaction, any individual with exercisable options will receive an amount equal to the difference between the Merger Price times the number of shares of common stock subject to such options and the aggregate exercise price of all surrendered options.

     Amendment and Termination. The board of directors of Atlantic Coast Federal Corporation may at any time amend, suspend or terminate the Stock Option Plan or any portion thereof, provided, however, that no such amendment, suspension or termination shall impair the rights of any individual, without his consent, in any award made pursuant to the plan. Unless previously terminated, the Stock Option Plan shall continue in effect for a term of 10 years, after which no further awards may be granted under the Stock Option Plan.

     Federal Income Tax Consequences. The following brief description of the tax consequences of stock option grants under the Stock Option Plan is based on federal income tax laws currently in effect and does not purport to be a complete description of such federal income tax consequences.

     The exercise of a stock option which is an “Incentive Stock Option” within the meaning of Section 422 of the Internal Revenue Code will generally not, by itself, result in the recognition of taxable income to the individual nor entitle Atlantic Coast Federal Corporation to a deduction at the time of such exercise. However, the difference between the exercise price and the fair market value of the option shares on the date of exercise is an adjustment to alternative minimum taxable income, which may, in certain situations, trigger the alternative minimum tax. The alternative minimum tax is incurred only when it exceeds the regular income tax. The disposition of an Incentive Stock Option share prior to the end of the applicable holding period (i.e., the longer of two years from the date of grant or one year from the date of exercise) will cause any gain to be taxed at ordinary income tax rates, with respect to the spread between the exercise price and the fair market value of the share on the date of exercise and at applicable capital gains rates with respect to any post exercise appreciation in the value of the share.

     The exercise of a non-qualified stock option will result in the recognition of ordinary income on the date of exercise in an amount equal to the difference between the exercise price and the fair market value of the shares on the date of exercise.

     The exercise of a Limited Right will result in the recognition of ordinary income by the individual on the date of exercise equal to the fair market value of the shares of Atlantic Coast Federal Corporation acquired pursuant to the exercise.

     Atlantic Coast Federal Corporation will be allowed a deduction at the time, and in the amount of, any ordinary income recognized by the individual under the various circumstances described above, provided that Atlantic Coast Federal Corporation meets its federal withholding tax obligations.

     The affirmative vote of (x) a majority of the votes eligible to be cast at the annual meeting and (y) a majority of the votes cast at the annual meeting by stockholders other than Atlantic Coast Federal, MHC (without regard to broker non-votes or proxies marked “ABSTAIN”) is required for the approval of the Atlantic Coast Federal Corporation 2005 Stock Option Plan.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE STOCK OPTION PLAN.

PROPOSAL III – APPROVAL OF THE ATLANTIC COAST FEDERAL CORPORATION
2005 RECOGNITION AND RETENTION PLAN

General

     Subject to stockholder approval at the annual meeting of stockholders, Atlantic Coast Federal Corporation has established the Atlantic Coast Federal Corporation 2005 Recognition and Retention Plan (the “Recognition Plan”) as a method of providing certain key employees and outside directors of Atlantic Coast Federal Corporation and Atlantic Coast Federal with a proprietary interest in Atlantic Coast Federal Corporation in a manner designed to encourage such persons to remain with Atlantic Coast Federal Corporation and/or Atlantic Coast Federal, and to provide further incentives to achieve corporate objectives. The following discussion is qualified in its entirety by reference to the Recognition Plan, the text of which is attached hereto as Appendix C.

     Atlantic Coast Federal Corporation intends to contribute stock or sufficient funds for the Recognition Plan to acquire 285,131 shares of common stock of Atlantic Coast Federal Corporation, which will be available to be awarded to key employees and outside directors of Atlantic Coast Federal Corporation and Atlantic Coast Federal. It is expected that such shares will be purchased in the open market, although authorized but unissued shares and treasury shares may be used. No stock awards have been granted to date under the Recognition Plan.

     The Recognition Plan complies with the requirements of the Office of Thrift Supervision and the Office of Thrift Supervision does not endorse or approve the Recognition Plan in any manner.

     The number of shares to be awarded as a percentage of the Minority Shares and as a percentage of all outstanding shares is as follows:

Number of Shares	% of Minority Shares	% of Total Outstanding Shares
285,131	4.90%	1.96%

Principal Features of the Recognition Plan

     The Recognition Plan provides for the award of shares of common stock (“Recognition Plan Shares”) subject to the restrictions described below. As of March 31, 2005, the market value of the common stock was $12.46 per share. Each award under the Recognition Plan will be made on terms and conditions consistent with the Recognition Plan.

     The Recognition Plan will be administered by a committee (the “Committee”), which shall be appointed by the board of directors of Atlantic Coast Federal Corporation and shall consist of either (i) at least two “non-employee directors” (as defined in the Recognition Plan) of Atlantic Coast Federal Corporation or (ii) the entire board of directors of Atlantic Coast Federal Corporation. The Committee will select the recipients and terms of awards pursuant to the Recognition Plan. Pursuant to the terms of the Recognition Plan, any director or key employee of Atlantic Coast Federal Corporation, Atlantic Coast Federal or its affiliates may be selected by the Committee to participate in the Recognition Plan. In determining to whom and in what amount to grant awards, the Committee will consider the position and responsibilities of eligible persons, the value of their services to Atlantic Coast Federal Corporation and Atlantic Coast Federal and other factors it deems relevant. As of March 31, 2005, there were seven non-employee directors eligible to participate in the Recognition Plan.

     The Committee will determine the period during which or at the expiration of which the shares awarded as restricted stock vest. Under Office of Thrift Supervision regulations the vesting amount may not be more than 20% per year. In addition, the aggregate amount of the awards granted to the directors may not exceed 30% of the shares in the plan, no individual director may receive more than 5% of the shares in the plan and no employee may receive more than 25% of the shares in the plan. In its discretion, the Committee may accelerate the time at which any or all of the restrictions will lapse, or to remove any or all of such restrictions, whenever it may determine that such action is appropriate by reason of changes in applicable tax or other laws or other changes in circumstances occurring after the commencement of such restricted period. Subject to the above restrictions, in the event a recipient ceases to maintain continuous service with Atlantic Coast Federal Corporation or Atlantic Coast Federal by reason of death or disability or following a change in control, the Recognition Plan Shares still subject to restrictions (“restricted stock”) will vest and be free of these restrictions. In the event of termination for any other reason, all nonvested restricted stock will be forfeited. Prior to vesting of the nonvested restricted stock, a recipient will have the right to vote the nonvested restricted stock, which has been awarded to the recipient and will receive any dividends declared on such nonvested restricted stock. Nonvested restricted stock is subject to forfeiture if the recipient fails to remain in the continuous service (as defined in the Recognition Plan) as an employee, officer, or director of Atlantic Coast Federal Corporation or Atlantic Coast Federal for the restricted period.

     Effect of Adjustments. Restricted stock awarded under the Recognition Plan will be adjusted by the Committee in the event of a reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or other change in corporate structure.

     Federal Income Tax Consequences. Holders of restricted stock will recognize ordinary income on the date that the shares of restricted stock are no longer subject to a substantial risk of forfeiture, in an amount equal to the fair market value of the shares on that date. In certain circumstances, a holder may elect to recognize ordinary income and determine such fair market value on the date of the grant of the restricted stock. Holders of restricted stock will also recognize compensation income (or in the case of non-employee directors, self employment income) equal to their dividend payments when such payments are received. Generally, the amount of income recognized by individuals will be a deductible expense for tax purposes by Atlantic Coast Federal Corporation.

     Amendment and Termination of the Recognition Plan. The board of directors of Atlantic Coast Federal Corporation may at any time amend, suspend or terminate the Recognition Plan or any portion thereof, provided, however, that no such amendment, suspension or termination shall impair the rights of any award recipient, without his consent, in any award therefore made pursuant to the Recognition Plan. Unless previously terminated, the Recognition Plan shall continue in effect for a term of 10 years, after which no further awards may be granted under the Recognition Plan.

     The affirmative vote of (x) a majority of the votes eligible to be cast at the annual meeting and (y) a majority of the votes cast at the annual meeting by stockholders other than Atlantic Coast Federal, MHC (without regard to broker non-votes or proxies marked “ABSTAIN”) is required for the approval of the Atlantic Coast Federal Corporation 2005 Recognition and Retention Plan.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE RECOGNITION PLAN.

PROPOSAL IV – RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Atlantic Coast Federal Corporation’s independent registered public accounting firm for the year ended December 31, 2004 was Crowe Chizek and Company LLC. The audit committee of Atlantic Coast Federal Corporation has approved the appointment of Crowe Chizek and Company LLC to be Atlantic Coast Federal Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2005, subject to the ratification of the appointment by Atlantic Coast Federal Corporation’s stockholders. At the annual meeting, the stockholders of Atlantic Coast Federal Corporation will consider and vote on the ratification of the appointment of Crowe Chizek and Company LLC for Atlantic Coast Federal Corporation’s fiscal year ending December 31, 2005. A representative of Crowe Chizek and Company LLC is expected to attend the annual meeting.

     Set forth below is certain information concerning aggregate fees billed for professional services rendered by Crowe Chizek and Company LLC during the fiscal years ended December 31, 2004 and December 31, 2003.

     The aggregate fees included in the audit category were fees billed for the fiscal years for the audit of Atlantic Coast Federal Corporation’s annual financial statements and the review Atlantic Coast Federal Corporation’s quarterly financial statements. The aggregate fees included in each of the other categories were fees billed in the noted fiscal years.

	2004	2003
Audit Fees	$417,660	$100,885
Audit-Related Fees	$75,350	$83,829
Tax Fees	$21,745	$17,435
All Other Fees	$—	$—

     Audit Fees. Audit fees of $100,885 in fiscal year 2003 were for professional services rendered for the audit of the financial statements of Atlantic Coast Federal Corporation and preliminary work associated with Atlantic Coast Federal Corporation’s initial stock offering. Audit fees of $417,660 in fiscal 2004 were for the audit of the consolidated financial statements of Atlantic Coast Federal Corporation. The audit fees for fiscal 2004 includes fees relating to Atlantic Coast Federal Corporation’s initial public offering, review of the financial statements included in Atlantic Coast Federal Corporation’s quarterly reports on Form 10-Q and review of the Annual Report on Form 10-K.

     Audit-Related Fees. Audit-related fees of $83,829 in fiscal year 2003 were for loan review assistance and reviews of the information systems area, which are reasonable related to the performance of the audit and that are not reports in “Audit Fees” above, and the annual audit of the 401(k) Plan. Audit fees for $75,350 in fiscal year 2004 were for reviews of the information system area, which is reasonable related to the performance of the audit and that are not reported in “Audit Fees” above, services associated with a due diligence review of a potential acquisition, and the annual audit of the 401(k) Plan.

     Tax Fees. Tax fees of $21,745 in fiscal year 2004 and $17,435 in fiscal year 2003 were for services related to tax compliance and tax planning.

     The audit committee’s policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. The audit committee has delegated pre-approval authority to its chairman when expedition of services is necessary. The independent registered public accounting firm and management are required to periodically report to the full audit committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.

     In order to ratify the appointment of Crowe Chizek and Company LLC as the independent registered public accounting firm for the fiscal year ending December 31, 2005, the proposal must receive at least a majority of the votes cast, without regard to broker non-votes, either in person or by proxy, in favor of such ratification. The audit committee of the board of directors recommends a vote “FOR” the ratification of the appointment of Crowe Chizek and Company LLC as the independent registered public accounting firm for the fiscal year ending December 31, 2005.

ADVANCE NOTICE OF BUSINESS TO BE CONDUCTED
AT AN ANNUAL MEETING

     The bylaws of Atlantic Coast Federal Corporation provide an advance notice procedure for certain business, or nominations to the board of directors, to be brought before an annual meeting. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of Atlantic Coast Federal Corporation. To be timely a stockholder’s notice must be delivered to or mailed and received at the principal executive offices Atlantic Coast Federal Corporation no later than five days before the date of the meeting. A stockholder’s notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting, (b) the name and address, as they appear on Atlantic Coast Federal Corporation’s books, of the stockholder proposing such business, (c) the class and number of shares of Atlantic Coast Federal Corporation which are beneficially owned by the stockholder, and (d) any material interest of the stockholder in such business. The chairman of an annual meeting may, if the facts warrant, determine and declare to the meeting that certain business was not properly brought before the meeting in accordance with the provisions of Atlantic Coast Federal Corporation’s bylaws, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted. This provision is not a limitation on any other applicable laws and regulations. Accordingly, advance written notice of business or nominations to the board of directors to be brought before the 2006 Annual Meeting of Stockholders must be given to Atlantic Coast Federal Corporation no later than five days prior to the date of the meeting, as indicated above.

STOCKHOLDER PROPOSALS

     In order to be eligible for inclusion in Atlantic Coast Federal Corporation’s proxy materials for Atlantic Coast Federal Corporation’s 2006 Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at Atlantic Coast Federal Corporation’s executive office, 505 Haines Avenue, Waycross, Georgia 31501, no later than December 7, 2005. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended.

OTHER MATTERS

     The board of directors is not aware of any business to come before the annual meeting other than the matters described above in the proxy statement. However, if any matters should properly come before the annual meeting, it is intended that the holders of the proxies will act in accordance with their best judgment.

MISCELLANEOUS

     The cost of solicitation of proxies will be borne by Atlantic Coast Federal Corporation. Atlantic Coast Federal Corporation will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock. Atlantic Coast Federal Corporation has retained Corporate Communications, Inc., the company’s regularly retained investor relations firm, to assist in the solicitation of proxies. Corporate Communications, Inc. will not receive any additional compensation for this service. In addition to solicitations by mail, directors, officers and regular employees of Atlantic Coast Federal Corporation may solicit proxies personally or by telegraph or telephone without additional compensation. Atlantic Coast Federal Corporation’s 2004 Annual Report to Stockholders has been mailed to all stockholders of record as of March 31, 2005. Any stockholder who has not received a copy of such annual report may obtain a copy by writing Atlantic Coast Federal Corporation at the address below. Such annual report is not to be treated as a part of the proxy solicitation material nor as having been incorporated herein by reference.

HOUSEHOLDING OF PROXY STATEMENTS AND ANNUAL REPORTS

     Atlantic Coast Federal Corporation intends to deliver only one annual report and proxy statement to multiple registered stockholders sharing the same address unless it has received contrary instructions from one or more of the stockholders. If individual stockholders wish to receive a separate copy of the annual report or proxy statement they may call or write and request separate copies currently or in the future as follows:

Atlantic Coast Federal Corporation Investor Relations
Corporate Communications, Inc.
523 Third Avenue, South
Nashville, Tennessee 37210
Phone: (615) 254-3376
Fax: (615) 254-3420

Registered stockholders sharing the same address and receiving multiple copies of annual reports or proxy statements may request the delivery of a single copy by writing or calling the above address or phone number.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Pamela M. Tanner

Pamela M. Tanner Secretary

Waycross, Georgia
April 6, 2005

APPENDIX A

ATLANTIC COAST FEDERAL CORPORATION

AUDIT COMMITTEE CHARTER

I. Statement of Policy

The Audit Committee (“Committee”) is appointed by the Board of Directors of Atlantic Coast Federal Corporation and subsidiaries (the “Company”) to assist the Board of Directors in fulfilling its oversight responsibility relating to the integrity of the Company’s financial statements and the financial reporting processes; the systems of internal control over financial reporting; compliance with legal and regulatory requirements; the performance of the Company’s internal audit function; and the Company’s relationship with its independent auditors. The Committee is empowered to investigate any matter, with full access to all necessary books, records, facilities and personnel of the Company, and has the authority to retain at the Company’s expense legal, accounting or other advisors, consultants or experts, as it deems appropriate.

It is recognized that members of the Committee are not employees of the Company. The Company’s management is responsible for preparing the Company’s financial statements. The independent auditors are responsible for expressing an opinion on those financial statements based upon an audit conducted in accordance with generally accepted auditing standards. It is not the duty or responsibility of the Committee or its members to conduct auditing or accounting reviews or procedures, and each member of the Committee shall be entitled to rely on the integrity of those persons and organizations within and outside the Company that it receives information from and the accuracy of the financial and other information provided to the Committee by such persons or organizations, absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors).

II. Audit Committee Composition and Meetings

The Committee shall be comprised of three or more directors appointed by the Board of Directors, each of whom shall be an independent director qualified to serve on the Committee as defined by the NASDAQ Stock Market, and each of whom shall be free from any relationship that would interfere with the exercise of his or her independent judgment. A chairperson may be designated by the Board or may be chosen by a majority of the full Committee membership. Each Committee member shall meet the requirements of applicable law and SEC regulations for service on the Committee and shall be financially literate, as such qualification is interpreted by the Board of Directors in its business judgment. At least one member must be a “financial expert” as the SEC defines that term and have financial sophistication as the NASDAQ stock market defines that term and as the Board of Directors interprets such terms in its business judgment.

The Committee shall meet at least four times annually or more frequently if circumstances dictate. The Committee chairperson shall prepare and/or approve an agenda in advance of each meeting. If the chairperson is not available for a meeting, the other members of the Committee may appoint a temporary chairperson for such meeting. The Committee may ask members of management or others to attend meetings and provide pertinent information as necessary. The Committee will meet privately in executive session at such times as the Committee may determine, and shall meet with management, the chief internal auditor, the independent auditors, regulatory examiners and as a committee to discuss any matters that the Committee or each of these groups believes should be discussed.

III. Audit Committee Duties, Responsibilities and Processes

The following shall be the principal duties, responsibilities and recurring processes of the Committee in carrying out its oversight role. The processes are set forth as a guide with the understanding that the Committee may supplement them as appropriate. As part of its oversight responsibility, the Committee shall conduct and/or oversee the following functions:

Financial Reporting Review

•	Review and discuss prior to release all earnings press releases. Prior to the filing of quarterly and annual earnings with the SEC, review with financial management and the independent auditors: (i) matters that materially affect the Company’s consolidated financial statements and disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” including the presentation of any pro forma, non-financial or off-balance sheet data; (ii) the results of the independent auditor’s interim reviews, annual audit and report, and any other matters required to be communicated to the Committee by the independent auditors, as well as discussions regarding qualitative judgments of the independent auditors about the appropriateness, not just the acceptability, of the Company’s accounting principles, and the clarity of the financial statements; (iii) all critical accounting policies and practices to be used; and (iv) other material written communications between the independent auditor and management including the management letter and schedule of unadjusted differences.

•	In consultation with the management, the independent auditors and the internal auditors, monitor the integrity and effectiveness of the Company’s financial reporting processes and disclosure controls; review significant findings relating to the foregoing prepared by the independent auditors or the internal auditors, together with management’s responses and follow-up to these reports.

•	Establish and maintain a “whistleblower” policy and procedures for receiving and processing complaints or employee concerns about accounting, financial reporting, internal accounting controls and auditing matters and for the confidential anonymous submission by employees of concerns regarding questionable financial, accounting or auditing matters.

•	Assess qualifications of the independent auditor and its lead partner for audit and, when required, the attestation of management’s report on internal control over financial reporting.

Independent Auditors and Other External Services

•	Review the independence and performance of the independent auditors annually and, if appropriate, remove them. The Committee is directly responsible for the appointment, termination, compensation and oversight of the work of the independent auditor, including review of disagreements between management and the independent auditor regarding financial reporting, internal control over financial reporting or other matters. Monitor the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by applicable law or regulation.

•	Approve the engagement letters and the fees to be paid to the independent auditors. Pre-approve, except as permitted by law, all audit and non-audit services to be provided by the independent auditors and consider the possible effect that these services could have on the independence of such auditors. Ensure that prohibited non-audit services are not performed. The Committee may delegate to one or more of its members pre-approval authority of non-audit services in accordance with applicable law.

•	On an annual basis, review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors’ independence and receive the written disclosures and letter from the independent auditors required by Independence Standards Board Standard No. 1.

•	Review the audit plan of the independent auditors — discuss scope, staffing, timing, estimated and actual fees, reliance upon management and internal audit and general audit approach.

•	Review with the independent auditor any audit problems or difficulties and management’s response.

A-2

Internal Audit Function

•	Review the budget, program, changes in program, activities, strategies, organizational structure and qualifications of the internal audit function, as needed, it being understood that the internal audit function reports directly to the Committee. Evaluate whether the internal audit function operation and structure permits unrestricted access by the internal auditors to records, personnel and physical properties relevant to the performance of its responsibilities and to top management, the Committee, and the Board. Assess the appropriateness of the resources allocated to internal auditing. Evaluate the effectiveness of the internal audit function.

•	Review the objectivity, appointment, performance and replacement of the individual/firm heading the internal audit function. Decisions regarding hiring or termination of this person require endorsement by the Committee. The chairperson of the Committee will also be involved in performance evaluation and compensation decisions related to this person/firm.

•	Review significant issues presented by the internal audit function together with management’s response and follow-up to these reports.

•	Review with the Company’s independent auditors, the internal auditor and management, the adequacy and effectiveness of its internal control over financial reporting.

•	Review reports of management and the Company’s independent auditors on internal control over financial reporting including, when required by applicable law or regulation, an annual management report and independent auditor attestation on internal controls over financial reporting.

Other Audit Committee Responsibilities

•	Annually prepare a report to shareholders as required by the SEC for inclusion in the Company’s proxy statement.

•	Review and reassess the adequacy of this Charter at least annually, and submit the Charter to the Board for approval annually and have the document published at least every three years in accordance with SEC regulations.

•	Maintain minutes of meetings and periodically report to the Board of Directors on results of the foregoing activities.

•	Review and approve in advance all Company transactions with related parties as required by the NASDAQ Stock Market and the OTS.

•	Review with the Company’s counsel: any significant legal matter that could have a material impact on the Company’s financial statements; and reports of evidence of a material violation of securities laws or breaches of fiduciary duty.

•	Review disclosures made to the Committee by the Company’s CEO and CFO during their certification process for the Form 10-K and Form 10-Q.

•	Perform any other activities consistent with this Charter, the Company’s Bylaws or governing law as the Committee or the Board of Directors deems necessary or appropriate.

A-3

APPENDIX B

ATLANTIC COAST FEDERAL CORPORATION
2005 STOCK OPTION PLAN

1. Purpose

     The purpose of the Atlantic Coast Federal Corporation 2005 Stock Option Plan (the “Plan”) is to advance the interests of Atlantic Coast Federal Corporation (the “Company”) and its stockholders by providing Key Employees and Outside Directors of the Company and its Affiliates, including Atlantic Coast Federal (the “Bank”), upon whose judgment, initiative and efforts the successful conduct of the business of the Company and its Affiliates largely depends, with an additional incentive to perform in a superior manner as well as to attract people of experience and ability.

2. Definitions

     “Affiliate” means any “parent corporation” or “subsidiary corporation” of the Company or the Bank, as such terms are defined in Section 424(e) or 424(f), respectively, of the Code, or a successor to a parent corporation or subsidiary corporation.

     “Award” means an Award of Non-Statutory Stock Options, Incentive Stock Options, and Limited Rights granted under the provisions of the Plan.

     “Bank” means Atlantic Coast Federal, or a successor corporation.

     “Beneficiary” means the person or persons designated by a Participant to receive any benefits payable under the Plan in the event of such Participant’s death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Participant’s surviving spouse, if any, or if none, his/her estate.

     “Board” or “Board of Directors” means the board of directors of the Company, unless otherwise noted herein.

     “Cause” means personal dishonesty, incompetence, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or the willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or a final cease-and-desist order, any of which results in a material loss to the Company or an Affiliate.

     “Change in Control” of the Bank or the Company means a change in control of a nature that: (i) would be required to be reported in response to Item 5.01 of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the “Exchange Act”); or (ii) results in a Change in Control of the Bank or the Company within the meaning of the Home Owners’ Loan Act, as amended (“HOLA”), and applicable rules and regulations promulgated thereunder, as in effect at the time of the Change in Control; or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (a) any “person” (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of Company’s outstanding securities, except for any securities purchased by the Company’s employee stock ownership plan or trust; or (b) individuals who constitute the Board on the date hereof (the “Incumbent Board”) cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company’s stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (b), considered as though he/she were a member of the Incumbent Board; or (c) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Company or similar transaction occurs in which the Bank or Company is not the surviving institution; or (d) a proxy statement soliciting proxies from stockholders of the Company, by someone other than the current management of the Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Company or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the Plan are to be exchanged for or converted into cash or property or securities not issued by the Company; or (e) a tender offer is made for 25% or more of the voting securities of the Company and the stockholders owning beneficially or of record 25% or more of the outstanding securities of the Company have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror.

     “Code” means the Internal Revenue Code of 1986, as amended.

     “Committee” means the committee consisting of either (i) at least two Non-Employee Directors of the Company, or (ii) the entire Board of the Company.

     “Common Stock” means shares of the common stock of the Company, par value $.01 per share.

     “Company” means Atlantic Coast Federal Corporation, the stock holding company of the Bank, or a successor corporation.

     “Continuous Service” means employment as a Key Employee and/or service as an Outside Director without any interruption or termination of such employment and/or service. Continuous Service shall also mean a continuation as a member of the Board of Directors following a cessation of employment as a Key Employee or continuation of service as a Director Emeritus following termination of service as a Director. In the case of a Key Employee, employment shall not be considered interrupted in the case of sick leave, military leave or any other approved leave of absence or in the case of transfers between payroll locations of the Company, its subsidiaries or its successor.

     “Date of Grant” means the actual date on which an Award is granted by the Committee.

     “Director” means a member of the Board.

     “Director Emeritus” means a former member of the Board who has been appointed to a Director Emeritus position.

     “Disability” means the inability to engage in any substantial gainful activity by reason of any medically determinable mental or physical impairment which can be expected to result in death or which lasted or can be expected to last for a continuous period of not less than 12 months. An individual shall not be considered to be permanently and totally disabled unless he furnishes proof of the existence thereof in such form and manner, and at such times, as the Secretary of the Treasury may require, in accordance with Section 22(e)(3) of the Code.

     “Effective Date” means the date of, or a date determined by the Board of Directors following, approval of the Plan by the Company’s stockholders.

     “Fair Market Value” means, when used in connection with the Common Stock on a certain date, the mean between the highest and lowest quoted selling prices of the Common Stock as reported on the Nasdaq stock market (or over-the-counter market) on such date, or if the Common Stock was not traded on such date, then on the day prior to such date or on the next preceding day on which the Common Stock was traded; provided, however, that if the Common Stock is not reported on the Nasdaq stock market (or over the counter market), Fair Market Value shall mean the average sale price of all shares of Common Stock sold during the 30-day period immediately preceding the date on which such stock option was granted, and if no shares of stock have been sold within such 30-day period, the average sale price of the last three sales of Common Stock sold during the 90-day period immediately preceding the date on which such stock option was granted. In the event Fair Market Value cannot be determined in the manner described above, then Fair Market Value shall be determined by the Committee. The Committee is authorized, but is not required, to obtain an independent appraisal to determine the Fair Market Value of the Common Stock.

     “Incentive Stock Option” means an Option granted by the Committee to a Key Employee, which Option is designated as an Incentive Stock Option pursuant to Section 9.

     “Key Employee” means any person who is currently employed by the Company or an Affiliate who is chosen by the Committee to participate in the Plan.

     "Limited Right” means the right to receive a number of shares of Common Stock based upon the terms set forth in Section 10.

     “Non-Employee Director” means, for purposes of the Plan, a Director who (a) is not employed by the Company or an Affiliate; (b) does not receive compensation directly or indirectly as a consultant (or in any other capacity than as a Director) greater than $60,000; (c) does not have an interest in a transaction requiring disclosure under Item 404(a) of Regulation S-K; or (d) is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K.

     “Non-Statutory Stock Option” means an Option granted by the Committee to (i) an Outside Director or (ii) any other Participant and such Option is either (a) not designated by the Committee as an Incentive Stock Option, or (b) fails to satisfy the requirements of an Incentive Stock Option as set forth in Section 422 of the Code and the regulations thereunder.

     “OTS” means the Office of Thrift Supervision.

     “Option” means an Award granted under Section 8 or Section 9.

     “Outside Director” means a Director of the Company or an Affiliate who is not an employee of the Company or an Affiliate.

     “Participant” means a Key Employee or Outside Director of the Company or its Affiliates who receives or has received an Award under the Plan.

     "Right” means a Limited Right.

     “Termination for Cause” means the termination of employment or termination of service on the Board caused by the individual’s personal dishonesty, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or the willful violation of any law, rule or regulation (other than traffic violations or similar offenses), or a final cease and desist order, any of which results in material loss to the Company or one of its Affiliates.

3. Administration of the Plan

     (a) Role of the Committee. The Plan shall be administered by the Committee. The interpretation and construction by the Committee of any provisions of the Plan or of any Option granted hereunder shall be final and binding. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan and subject to OTS regulations and policy, the Committee may adopt such rules and procedures as it deems appropriate for the conduct of its affairs. The Committee shall report its actions and decisions with respect to the Plan to the Board at appropriate times, but in no event less than one time per calendar year.

     (b) Role of the Board. The members of the Committee shall be appointed or approved by, and will serve at the pleasure of, the Board of Directors of the Company. The Board may in its discretion from time to time remove members from, or add members to, the Committee. The Board shall have all of the powers allocated to it in the Plan, may take any action under or with respect to the Plan that the Committee is authorized to take, and may reverse or override any action taken or decision made by the Committee under or with respect to the Plan.

     (c) Plan Administration Restrictions. All transactions involving a grant, award or other acquisitions from the Company shall:

(i)	be approved by the Company’s full Board or by the Committee;

(ii)	be approved, or ratified, in compliance with Section 14 of the Exchange Act, by either: the affirmative vote of the holders of a majority of the shares present, or represented and entitled to vote at a meeting duly held in accordance with the laws under which the Company is incorporated; or the written consent of the holders of a majority of the securities of the issuer entitled to vote, provided that such ratification occurs no later than the date of the next annual meeting of stockholders; or

(iii)	result in the acquisition of Common Stock that is held by the Recipient for a period of six months following the date of such acquisition.

     (d) Limitation on Liability. No member of the Board or the Committee shall be liable for any determination made in good faith with respect to the Plan or any Awards granted under it. If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Bank or the Company shall indemnify such member against expense (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of the Bank and the Company and, with respect to any criminal action or proceeding, had no reasonable cause to believe his/her conduct was unlawful.

     Notwithstanding anything herein to the contrary, and subject to any adjustment that may be made pursuant to Section 16 hereof, once an Option has been awarded at Fair Market Value, the Committee shall not have authority to reprice such Option so that the exercise price of the Option shall be less than the exercise price on the Date of Grant.

4. Types of Awards

     Awards under the Plan may be granted in any one or a combination of: (a) Incentive Stock Options; (b) Non-Statutory Stock Options, and (c) Limited Rights.

5. Stock Subject to the Plan

     Subject to adjustment as provided in Section 16, the maximum number of shares reserved for issuance under the Plan is 712,827 shares. Shares issued under the Plan may be issued by the Company from authorized but unissued shares, treasury shares, or acquired by the Company in open market purchases. The maximum number of Options that may be awarded to a Key Employee is 178,206. The maximum aggregate number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options is 712,827. For these purposes, only the net number of shares issued pursuant to the exercise of an Incentive Stock Option are counted against the maximum number of shares.

     To the extent that Options or Rights granted under the Plan are exercised, the shares covered will be unavailable for future grants under the Plan; to the extent that Options together with any related Rights granted under the Plan terminate, expire or are forfeited without having been exercised, new Awards may be made with respect to these shares.

     Any shares that are issued by the Company, and any Awards that are granted by, or become obligations of, the Company, through the assumption by the Company or an affiliate thereof, or in substitution for, outstanding Awards previously granted by an acquired company, shall not be counted against the shares available for issuance under the Plan.

6. Eligibility

     Key Employees of the Company and its Affiliates shall be eligible to receive Incentive Stock Options, Non-Statutory Stock Options, and Limited Rights under the Plan. Outside Directors shall be eligible to receive Non-Statutory Stock Options under the Plan.

7. General Terms and Conditions of Options and Rights

     (a) The Committee shall have full and complete authority and discretion, subject to OTS regulations and policy and except as expressly limited by the Plan, to grant Options and/or Rights and to provide the terms and conditions (which need not be identical among Participants) thereof. In particular, the Committee shall prescribe the following terms and conditions: (i) the Exercise Price of any Option or Right, which shall not be less than the Fair Market Value per share on the Date of Grant, (ii) the number of shares of Common Stock subject to, and the expiration date of, any Option or Right, which expiration date shall not exceed ten years from the Date of Grant, (iii) the manner, time and rate (cumulative or otherwise) of exercise of such Option or Right, and (iv) the restrictions, if any, to be placed upon such Option or Right or upon shares of Common Stock which may be issued upon exercise of such Option or Right.

     (b) The following provisions shall apply to all Awards made under this Plan: no individual officer shall be granted Awards with respect to more than 25% of the total shares (or 178,206 shares) subject to the Plan; no Outside Director shall be granted Awards with respect to more than 5% of the total shares of Common Stock subject to the Plan; all Outside Directors in the aggregate may not be granted Awards with respect to more than 30% of the total shares of Common Stock subject to the Plan; no Awards shall begin vesting earlier than one year from the date the Plan is approved by stockholders of the Company; and no Awards shall vest at a rate in excess of 20% per year beginning one year from the Date of Grant.

     (c) Notwithstanding any provision of this Plan to the contrary, all executive officers or directors must exercise or forfeit their Awards in the event that the Bank becomes critically undercapitalized (as defined in 12 C.F.R. §565.4), becomes subject to enforcement action by the OTS, or receives a capital direction from the OTS pursuant to 12 C.F.R. §565.7.

     (d) The Company, or its designee, shall timely furnish to individuals in the Plan following the individual’s exercise of an Incentive Stock Option a written information statement containing the information set forth in Treasury Regulation Section 1.6039-1(a).

8. Non-Statutory Stock Options

     The Committee may, from time to time, grant Non-Statutory Stock Options to eligible Key Employees and Outside Directors. Non-Statutory Stock Options granted under the Plan, including Non-Statutory Stock Options granted in exchange for and upon surrender of previously granted Awards, are subject to the terms and conditions set forth in this Section.

     (a) Option Agreement. Each Option shall be evidenced by a written option agreement between the Company and the Participant specifying the number of shares of Common Stock that may be acquired through its exercise and containing such other terms and conditions that are not inconsistent with the terms of the Plan.

     (b) Price. The purchase price per share of Common Stock deliverable upon the exercise of each Non-Statutory Stock Option shall be the Fair Market Value of the Common Stock of the Company on the Date of Grant. Shares may be purchased only upon full payment of the purchase price in one or more of the manners set forth in Section 12 hereof, as determined by the Committee.

     (c) Vesting. Subject to Section 7(b) hereof, a Non-Statutory Stock Option granted under the Plan shall vest in a Participant at the rate or rates determined by the Committee. No Options shall become vested in a Participant unless the Participant maintains Continuous Service until the vesting date of such Option, except as set forth herein. The Committee may, subject to OTS regulations and policy, accelerate the time at which any Non-Statutory Stock Option may be exercised in whole or in part.

     (d) Exercise of Options. A vested Option may be exercised from time to time, in whole or in part, by delivering a written notice of exercise to the President or Chief Executive Officer of the Company, or his/her designee. Such notice shall be irrevocable and must be accompanied by full payment of the purchase price in cash or shares of Common Stock at the Fair Market Value of such shares, determined on the exercise date in the manner described in Section 2 hereof. If previously acquired shares of Common Stock are tendered in payment of all or part of the exercise price, the value of such shares shall be determined as of the date of such exercise.

     (e) Amount of Awards. Subject to Section 7(b) hereof, Non-Statutory Stock Options may be granted to any Key Employee or Outside Director in such amounts as determined by the Committee. In granting Non-Statutory Stock Options, the Committee shall consider such factors as it deems relevant, which factors may include, among others, the position and responsibility of the Key Employee or Outside Director, the length and value of his/her service to the Bank, the Company or the Affiliate, the compensation paid to the Key Employee or Outside Director, and the Committee’s evaluation of the performance of the Bank, the Company or the Affiliate, according to measurements that may include, among others, key financial ratios, level of classified assets and independent audit findings.

     (f) Term of Options. Unless the Committee determines otherwise, the term during which Non-Statutory Stock Options may be exercised shall not exceed ten years from the Date of Grant. In no event shall a Non-Statutory Stock Option be exercisable in whole or in part more than ten years from the Date of Grant.

     (g) Termination of Continuous Service. Upon the termination of a Key Employee’s or Outside Director’s Continuous Service, for any reason other than death, Disability, Termination for Cause, termination following a Change in Control (other than for Cause following a Change in Control), the Participant’s Non-Statutory Stock Options shall be exercisable only as to those shares that were vested on the date of termination and only for one year following termination. In the event of Termination for Cause, all rights under a Participant’s Non-Statutory Stock Options shall expire upon termination. In the event of the Participant’s termination of Continuous Service due to death, Disability, or following a Change in Control, all Non-Statutory Stock Options held by the Participant, whether or not vested at such time, shall vest and become exercisable by the Participant or his/her legal representative or beneficiaries for one year following the date of such termination, death or cessation of employment or service, provided that in no event shall the period extend beyond the expiration of the Non-Statutory Stock Option term.

     (h) Transferability. In the discretion of the Board, all or any Non-Statutory Stock Option granted hereunder may be transferable by the Participant once the Option has vested in the Participant, provided, however, that the Board may limit the transferability of such Option or Options to a designated class or classes of persons.

9. Incentive Stock Options

     The Committee may, from time to time, grant Incentive Stock Options to Key Employees. Incentive Stock Options granted pursuant to the Plan shall be subject to the following terms and conditions:

     (a) Option Agreement. Each Option shall be evidenced by a written option agreement between the Company and the Key Employee specifying the number of shares of Common Stock that may be acquired through its exercise and containing such other terms and conditions that are consistent with the terms of the Plan.

     (b) Price. Subject to Section 16 hereof and Section 422 of the Code, the purchase price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Company’s Common Stock on the date the Incentive Stock Option is granted. However, if a Key Employee owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its Affiliates (or under Section 424(d) of the Code is deemed to own stock representing more than 10% of the total combined voting power of all classes of stock of the Company or its Affiliates by reason of the ownership of such classes of stock, directly or indirectly, by or for any brother, sister, spouse, ancestor or lineal descendent of such Key Employee, or by or for any corporation, partnership, estate or trust of which such Key Employee is a stockholder, partner or Beneficiary), the purchase price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall not be less than 110% of the Fair Market Value of the Company’s Common Stock on the date the Incentive Stock Option is granted. Shares may be purchased only upon payment of the full purchase price. Payment of the purchase price may be made, in whole or in part, through the surrender of shares of the Common Stock of the Company at the Fair Market Value of such shares determined on the exercise date.

     (c) Vesting. Subject to Section 7(b) hereof, Incentive Stock Options awarded to Key Employees shall vest at the rate or rates determined by the Committee. No Incentive Stock Option shall become vested in a Participant unless the Participant maintains Continuous Service until the vesting date of such Option, except as set forth herein.

     (d) Exercise of Options. Vested Options may be exercised from time to time, in whole or in part, by delivering a written notice of exercise to the President or Chief Executive Officer of the Company, or his/her designee. Such notice is irrevocable and must be accompanied by full payment of the exercise price in cash or shares of Common Stock at the Fair Market Value of such shares determined on the exercise date.

     The Options comprising each installment may be exercised in whole or in part at any time after such installment becomes vested, provided that the amount able to be first exercised in a given year is consistent with the terms of Section 422 of the Code. To the extent required by Section 422 of the Code, the aggregate Fair Market Value (determined at the time the Option is granted) of the Common Stock for which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under all plans of the Company and its Affiliates) shall not exceed $100,000.

     The Committee may, in its sole discretion and subject to OTS regulations and policy, accelerate the time at which any Incentive Stock Option may be exercised in whole or in part, provided that it is consistent with the terms of Section 422 of the Code. Notwithstanding the above, in the event of a Change in Control of the Company, all Incentive Stock Options that have been awarded shall become immediately exercisable, provided, however, that if the aggregate Fair Market Value (determined at the time the Option is granted) of Common Stock for which Options are exercisable as a result of a Change in Control, together with the aggregate Fair Market Value (determined at the time the Option is granted) of all other Common Stock for which Incentive Stock Options become exercisable during such year, exceeds $100,000, then the first $100,000 of Incentive Stock Options (determined as of the Date of Grant) shall be exercisable as Incentive Stock Options and any excess shall be exercisable as Non-Statutory Stock Options (but shall remain subject to the provisions of this Section to the extent permitted).

     (e) Amounts of Awards. Subject to Section 7(b) hereof, Incentive Stock Options may be granted to any eligible Key Employee in such amounts as determined by the Committee; provided that the amount granted is consistent with the terms of Section 422 of the Code. In granting Incentive Stock Options, the Committee shall consider such factors as it deems relevant, which factors may include, among others, the position and responsibilities of the Key Employee, the length and value of his/her service to the Bank, the Company, or the Affiliate, the compensation paid to the Key Employee and the Committee’s evaluation of the performance of the Bank, the Company, or the Affiliate, according to measurements that may include, among others, key financial ratios, levels of classified assets, and independent audit findings. The provisions of this subsection (e) shall be construed and applied in accordance with Section 422(d) of the Code and the regulations, if any, promulgated thereunder.

     (f) Terms of Options. The term during which each Incentive Stock Option may be exercised shall be determined by the Committee, provided, however, in no event shall an Incentive Stock Option be exercisable in whole or in part more than 10 years from the Date of Grant. If any Key Employee, at the time an Incentive Stock Option is granted to him, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or its Affiliate (or, under Section 424(d) of the Code, is deemed to own stock representing more than 10% of the total combined voting power of all classes of stock, by reason of the ownership of such classes of stock, directly or indirectly, by or for any brother, sister, spouse, ancestor or lineal descendent of such Key Employee, or by or for any corporation, partnership, estate or trust of which such Key Employee is a stockholder, partner or Beneficiary), the Incentive Stock Option granted to him shall not be exercisable after the expiration of five years from the Date of Grant.

     (g) Termination of Continuous Service. Upon the termination of a Key Employee’s Continuous Service for any reason other than death, Disability, Termination for Cause or termination following a Change in Control (other than for Cause following a Change in Control) the Key Employee’s Incentive Stock Options shall be exercisable only as to those shares that were vested by such Key Employee at the date of termination for a period of three months following termination. Upon termination of a Key Employee’s Continuous Service due to death or Disability or following a Change in Control, all Incentive Options held by a Key Employee, whether or not vested at such time, shall vest and become exercisable by the Participant or his/her legal representative or beneficiaries for one year following the date of such termination, death or cessation of Continuous Service, provided that in no event shall the period extend beyond the expiration of the Stock Option term, and provided, further, that, except in the event of death or Disability, such Option shall not be eligible for treatment as an Incentive Stock Option in the event such Option is exercised more than three months following termination. In the event of Termination for Cause, all rights under the Incentive Stock Options shall expire upon termination.

     In order to obtain Incentive Stock Option treatment for Options exercised by heirs or devisees of an Optionee, the Optionee’s death must have occurred while employed or within three months of termination of Continuous Service.

     (h) Transferability. No Incentive Stock Option granted under the Plan is transferable except by will or the laws of descent and distribution and is exercisable during his/her lifetime only by the Key Employee to which it is granted.

     (i) Compliance with Code. The options granted under this Section are intended to qualify as Incentive Stock Options within the meaning of Section 422 of the Code, but the Company makes no warranty as to the qualification of any Option as an Incentive Stock Option within the meaning of Section 422 of the Code. If an Option granted hereunder fails for whatever reason to comply with the provisions of Section 422 of the Code, and such failure is not or cannot be cured, such Option shall be a Non-Statutory Stock Option.

10. Limited Rights

     The Committee may grant a Limited Right simultaneously with the grant of any Option to any Key Employee of the Bank or the Company, with respect to all or some of the shares covered by such Option. Limited Rights granted under the Plan are subject to the following terms and conditions:

     (a) Terms of Rights. In no event shall a Limited Right be exercisable in whole or in part before the expiration of six months from the date of grant of the Limited Right. A Limited Right may be exercised only in the event of a Change in Control of the Company.

     The Limited Right may be exercised only when the underlying Option is eligible to be exercised, provided that the Fair Market Value of the underlying shares on the day of exercise is greater than the exercise price of the related Option.

     Upon exercise of a Limited Right, the related Option shall cease to be exercisable. Upon exercise or termination of an Option, any related Limited Rights shall terminate. The Limited Rights may be for no more than 100% of the difference between the exercise price and the Fair Market Value of the Common Stock subject to the underlying Option. The Limited Right is transferable only when the underlying Option is transferable and under the same conditions.

     (b) Payment. Upon exercise of a Limited Right, the holder shall promptly receive from the Company a number of shares of Common Stock equal in value to the difference between the Fair Market Value of the Common Stock on the Date of Grant of the Limited Right and the Fair Market Value of the Common Stock on the date the Limited Right is exercised, multiplied by the number of Limited Rights being exercised. In no event shall a Limited Right be settled other than in shares of Common Stock.

     (c) Notwithstanding anything in this paragraph 10 to the contrary, in no event shall a Limited Right be exercisable in whole or in part if the Common Stock is not traded on an established securities market.

11. Surrender of Option

     In the event of a Participant’s termination of employment or termination of service as a result of death or Disability, the Participant (or his/her personal representative(s), heir(s), or devisee(s)) may, in a form acceptable to the Committee, make application to surrender all or part of the Options held by such Participant in exchange for a cash payment from the Company of an amount equal to the difference between the Fair Market Value of the Common Stock on the date of termination of employment or the date of termination of service on the Board and the exercise price per share of the Option. Whether the Company accepts such application or determines to make payment, in whole or part, is within its absolute and sole discretion, it being expressly understood that the Company is under no obligation to any Participant whatsoever to make such payments. In the event that the Company accepts such application and determines to make payment, such payment shall be in lieu of the exercise of the underlying Option and such Option shall cease to be exercisable.

12. Alternate Option Payment Mechanism

     The Committee has sole discretion to determine what form of payment it will accept for the exercise of an Option. The Committee may indicate acceptable forms in the agreement with the Participant covering such Options or may reserve its decision to the time of exercise. No Option is to be considered exercised until payment in full is accepted by the Committee or its agent.

     (a) Cash Payment. The exercise price may be paid in cash or by certified check. To the extent permitted by law, the Committee may permit all or a portion of the exercise price of an Option to be paid through borrowed funds.

     (b) Cashless Exercise. Subject to vesting requirements, if applicable, a Participant may engage in a “cashless exercise” of the Option. Upon a cashless exercise, the Participant shall give the Company written notice of the exercise of the Option together with an order to a registered broker-dealer or equivalent third party, to sell part or all of the Common Stock subject to the Option and to deliver enough of the proceeds to the Company to pay the Option exercise price and any applicable withholding taxes. If the Participant does not sell the Common Stock subject to the Option through a registered broker-dealer or equivalent third party, the Participant may give the Company written notice of the exercise of the Option and the third party purchaser of the Common Stock subject to the Option shall pay the Option exercise price plus applicable withholding taxes to the Company.

     (c) Exchange of Common Stock. The Committee may permit payment of the Option exercise price by the tendering (or constructively tendering) of previously acquired shares of Common Stock. All shares of Common Stock tendered in payment of the exercise price of an Option shall be valued at the Fair Market Value of the Common Stock. No tendered shares of Common Stock which were acquired by the Participant upon the previous exercise of an Option or as awards under a stock award plan (such as the Company’s Recognition and Retention Plan) shall be accepted for exchange unless the Participant has held such shares (without restrictions imposed by said plan or award) for at least six months prior to the exchange.

13. Rights of a Stockholder

     A Participant shall have no rights as a stockholder with respect to any shares covered by a Non-Statutory and/or Incentive Stock Option until the date of issuance of a stock certificate for such shares. Nothing in the Plan or in any Award granted confers on any person any right to continue in the employ of the Company or its Affiliates or to continue to perform services for the Company or its Affiliates or interferes in any way with the right of the Company or its Affiliates to terminate his/her services as an officer, director or employee at any time.

14. Agreement with Participants

     Each Award of Options and Limited Rights will be evidenced by a written agreement, executed by the Participant and the Company or its Affiliates that describes the conditions for receiving the Awards, including the date of Award, the purchase price, applicable periods, and any other terms and conditions as may be required by the Board or applicable securities laws.

15. Designation of Beneficiary

     A Participant may, with the consent of the Committee, designate a person or persons to receive, in the event of death, any Option or Limited Rights to which he/she would then be entitled. Such designation will be made upon forms supplied by and delivered to the Company and may be revoked in writing. If a Participant fails effectively to designate a Beneficiary, then his/her estate will be deemed to be the Beneficiary.

16. Dilution and Other Adjustments

     In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, pro rata return of capital to all stockholders, recapitalization, or any merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares, without receipt or payment of consideration by the Company, the Committee will make such adjustments to previously granted Awards, to prevent dilution or enlargement of the rights of the Participant, including any or all of the following:

     (a) adjustments in the aggregate number or kind of shares of Common Stock that may be awarded under the Plan;

     (b) adjustments in the aggregate number or kind of shares of Common Stock covered by Awards already made under the Plan; or

     (c) adjustments in the purchase price of outstanding Incentive and/or Non-Statutory Stock Options, or any Limited Rights attached to such Options.

     No such adjustments may, however, materially change the value of benefits available to a Participant under a previously granted Award. With respect to Incentive Stock Options, no such adjustment shall be made if it would be deemed a “modification” of the Award under Section 424 of the Code.

17. Effect of a Change in Control on Option Awards

     In the event of a Change in Control, the Committee and the Board of Directors will take one or more of the following actions to be effective as of the date of such Change in Control:

     (a) provide that such Options shall be assumed, or equivalent options shall be substituted (“Substitute Options”) by the acquiring or succeeding corporation (or an affiliate thereof), provided that: (1) any such Substitute Options exchanged for Incentive Stock Options shall meet the requirements of Section 424(a) of the Code, and (2) the shares of stock issuable upon the exercise of such Substitute Options shall be registered in accordance with the Securities Act of 1933, as amended (“1933 Act”) or such securities shall be exempt from such registration in accordance with Sections 3(a)(2) or 3(a)(5) of the 1933 Act, (collectively, “Registered Securities”), or in the alternative, if the securities issuable upon the exercise of such Substitute Options shall not constitute Registered Securities, then the Participant will receive upon consummation of the Change in Control a cash payment for each Option surrendered equal to the difference between the (1) fair market value of the consideration to be received for each share of Common Stock in the Change in Control times the number of shares of Common Stock subject to such surrendered Options, and (2) the aggregate exercise price of all such surrendered Options; or

     (b) in the event of a transaction under the terms of which the holders of Common Stock will receive upon consummation thereof a cash payment (the “Merger Price”) for each share of Common Stock exchanged in the Change in Control transaction, make or provide for a cash payment to the Participants equal to the difference between (1) the Merger Price times the number of shares of Common Stock subject to such Options held by each Participant (to the extent then exercisable at prices not in excess of the Merger Price), and (2) the aggregate exercise price of all such surrendered Options.

18. Withholding

     There may be deducted from each distribution of cash and/or Common Stock under the Plan the minimum amount of any federal or state taxes, including payroll taxes, that are applicable to such supplemental taxable income and that are required by any governmental authority to be withheld. Shares of Common Stock will be withheld where required from any distribution of Common Stock.

19. Amendment of the Plan

     The Board may at any time, and from time to time, modify or amend the Plan in any respect, or modify or amend an Award received by Key Employees and/or Outside Directors; provided, however, that no such termination, modification or amendment may affect the rights of a Participant, without his/her consent, under an outstanding Award.

20. Effective Date of Plan

     The Plan shall become effective upon the date of approval of the Plan by the Company’s stockholders.

21. Termination of the Plan

     The right to grant Awards under the Plan will terminate upon the earlier of (i) 10 years after the Effective Date, or (ii) the date on which the exercise of Options or related rights equaling the maximum number of shares reserved under the Plan occurs. The Board may suspend or terminate the Plan at any time, provided that no such action will, without the consent of a Participant, adversely affect his/her rights under a previously granted Award.

22. Applicable Law

     (a) This Plan, the Awards, all documents evidencing Awards and all other related documents shall be governed by, and will be construed and administered in accordance with the laws of the State of Georgia, except to the extent that federal law shall apply.

     (b) This Plan is subject to the requirements of 12 C.F.R. Part 575, including the requirements of section 575.8 and the applicable requirements of section 563b.500. Notwithstanding any other provision in this Plan, no shares of Common Stock shall be issued with respect to any Award to the extent that such issuance would cause Atlantic Coast Federal, MHC to fail to qualify as a mutual holding company under applicable federal regulations.

APPENDIX C

ATLANTIC COAST FEDERAL CORPORATION
2005 RECOGNITION AND RETENTION PLAN

1. Establishment of the Plan; Creation of Separate Trust

     (a) Atlantic Coast Federal Corporation (the “Company”) hereby establishes the Atlantic Coast Federal Corporation 2005 Recognition and Retention Plan (the “Plan”) upon the terms and conditions hereinafter stated in the Plan.

     (b) A separate trust or trusts may be established to purchase shares of the Common Stock that will be awarded hereunder (the “Trust”). If a trust is established and a Recipient hereunder fails to satisfy the conditions of the Plan and forfeits all or any portion of the Common Stock awarded to him/her, such forfeited shares will be returned to said Trust. If no trust is established, forfeited shares shall be cancelled or held in treasury as determined by the Committee.

2. Purpose of the Plan

     The purpose of the Plan is to advance the interests of Atlantic Coast Federal (the “Bank”) and the Company and the Company’s stockholders by providing Key Employees and Outside Directors of the Company and its Affiliates, including the Bank, upon whose judgment, initiative and efforts the successful conduct of the business of the Company and its Affiliates largely depends, with compensation for their contributions to the Company and its Affiliates and an additional incentive to perform in a superior manner, as well as to attract people of experience and ability.

3. Definitions

     The following words and phrases, when used in this Plan with an initial capital letter, unless the context clearly indicates otherwise, shall have the meanings set forth below. Wherever appropriate, the masculine pronoun shall include the feminine pronoun and the singular shall include the plural:

     “Affiliate” means any “parent corporation” or “subsidiary corporation” of the Company or the Bank, as such terms are defined in Section 424(e) and (f), respectively, of the Code, or a successor to a parent corporation or subsidiary corporation.

     “Award” means the grant by the Committee of Restricted Stock, as provided in the Plan.

     “Bank” means Atlantic Coast Federal, or a successor corporation.

     “Beneficiary” means the person or persons designated by a Recipient to receive any benefits payable under the Plan in the event of such Recipient’s death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Recipient’s surviving spouse, if any, or if none, his estate.

     “Board” or “Board of Directors” means the Board of Directors of the Company, unless otherwise noted.

     “Cause” means personal dishonesty, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or the willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or a final cease-and-desist order, any of which results in a material loss to the Company or an Affiliate.

     “Change in Control” of the Bank or the Company means a change in control of a nature that: (i) would be required to be reported in response to Item 5.01 of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the “Exchange Act”); or (ii) results in a

Change in Control of the Bank or the Company within the meaning of the Home Owners’ Loan Act, as amended (“HOLA”), and applicable rules and regulations promulgated thereunder, as in effect at the time of the Change in Control; or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (a) any “person” (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of Company’s outstanding securities except for any securities purchased by the Company’s employee stock ownership plan or trust; or (b) individuals who constitute the Board on the date hereof (the “Incumbent Board”) cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company’s stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (b), considered as though he/she were a member of the Incumbent Board; or (c) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Company or similar transaction occurs in which the Bank or Company is not the surviving institution; or (d) a proxy statement soliciting proxies from stockholders of the Company, by someone other than the current management of the Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Company or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the Plan are to be exchanged for or converted into cash or property or securities not issued by the Company; or (e) a tender offer is made for 25% or more of the voting securities of the Company and the stockholders owning beneficially or of record 25% or more of the outstanding securities of the Company have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror.

     “Code” means the Internal Revenue Code of 1986, as amended.

     “Committee” means the committee of the Board of the Company consisting of either (i) at least two Non-Employee Directors of the Company, or (ii) the entire Board of the Company.

     “Common Stock” means shares of the common stock of the Company, par value $.01 per share.

     “Company” means Atlantic Coast Federal Corporation, the stock holding company of the Bank, or a successor corporation.

     “Continuous Service” means employment as a Key Employee and/or service as an Outside Director without any interruption or termination of such employment and/or service. Continuous Service shall also mean a continuation as a member of the Board of Directors following a cessation of employment as a Key Employee or continuation of service as a Director Emeritus following termination of service as a Director. In the case of a Key Employee, employment shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Bank or in the case of transfers between payroll locations of the Bank or between the Bank, its parent, its subsidiaries or its successor.

     “Director” means a member of the Board.

     “Director Emeritus” means a former member of the Board who has been appointed by the Board to a Director Emeritus position.

     “Disability” means the permanent and total inability by reason of mental or physical infirmity, or both, of an employee to perform the work customarily assigned to him/her, or of a Director or Outside Director to serve as such. Additionally, in the case of an employee, a medical doctor selected or approved by the Board must advise the Committee that it is either not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of such employee’s lifetime.

     “Effective Date” means the date of, or a date determined by the Board following, approval of the Plan by the Company’s stockholders.

     “Key Employee” means any person who is currently employed by the Company or an Affiliate who is chosen by the Committee to participate in the Plan.

     “Non-Employee Director” means, for purposes of the Plan, a Director who (a) is not employed by the Company or an Affiliate; (b) does not receive compensation directly or indirectly as a consultant (or in any other capacity than as a Director) greater than $60,000; (c) does not have an interest in a transaction requiring disclosure under Item 404(a) of Regulation S-K; or (d) is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K.

     “OTS” means the Office of Thrift Supervision.

     “Outside Director” means a Director of the Company or an Affiliate who is not an employee of the Company or an Affiliate.

     “Recipient” means a Key Employee or Outside Director of the Company or its Affiliates who receives or has received an Award under the Plan.

     “Restricted Period” means the period of time selected by the Committee for the purpose of determining when restrictions are in effect under Section 6 with respect to Restricted Stock awarded under the Plan.

     “Restricted Stock” means shares of Common Stock that have been contingently awarded to a Recipient by the Committee subject to the restrictions referred to in Section 6, so long as such restrictions are in effect.

4. Administration of the Plan

     (a) Role of the Committee. The Plan shall be administered by the Committee. The interpretation and construction by the Committee of any provisions of the Plan or of any Award granted hereunder shall be final and binding. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan and subject to OTS regulations and policy, the Committee may adopt such rules and procedures as it deems appropriate for the conduct of its affairs. The Committee shall report its actions and decisions with respect to the Plan to the Board at appropriate times, but in no event less than one time per calendar year.

     (b) Role of the Board. The members of the Committee shall be appointed or approved by, and will serve at the pleasure of, the Board of Directors of the Company. The Board may in its discretion from time to time remove members from, or add members to, the Committee. The Board shall have all of the powers allocated to it in the Plan, may take any action under or with respect to the Plan that the Committee is authorized to take, and may reverse or override any action taken or decision made by the Committee under or with respect to the Plan, provided, however, that except as provided in Section 6(b), the Board may not revoke any Award except in the event of revocation for Cause.

     (c) Plan Administration Restrictions. All transactions involving a grant, award or other acquisitions from the Company shall:

(i)	be approved by the Company’s full Board or by the Committee;

(ii)	be approved, or ratified, in compliance with Section 14 of the Exchange Act, by either: the affirmative vote of the holders of a majority of the shares present, or represented and entitled to vote at a meeting duly held in accordance with the laws under which the Company is incorporated; or the written consent of the holders of a majority of the securities of the issuer entitled to vote, provided that such ratification occurs no later than the date of the next annual meeting of stockholders; or

(iii)	result in the acquisition of Common Stock that is held by the Recipient for a period of six months following the date of such acquisition.

     (d) Limitation on Liability. No member of the Board or the Committee shall be liable for any determination made in good faith with respect to the Plan or any Awards granted under it. If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him/her in such capacity under or with respect to the Plan, the Bank or the Company shall indemnify such member against expense (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him/her in connection with such action, suit or proceeding if he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of the Bank and the Company and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

5. Eligibility; Awards

     (a) Eligibility. Key Employees and Outside Directors are eligible to receive Awards.

     (b) Awards to Key Employees and Outside Directors. The Committee may determine which of the Key Employees and Outside Directors referenced in Section 5(a) will be granted Awards and the number of shares covered by each Award; provided, however, that in no event shall any Awards be made that will violate the Bank’s Charter and Bylaws, the Company’s Charter and Bylaws, or any applicable federal or state law or regulation. Shares of Restricted Stock that are awarded by the Committee shall, on the date of the Award, be registered in the name of the Recipient and transferred to the Recipient, in accordance with the terms and conditions established under the Plan. The aggregate number of shares that shall be issued under the Plan is 285,131. Awards issued under the Plan may be issued by the Company from authorized but unissued shares, treasury shares or shares acquired by the Company in open market purchases.

     (c) The following provisions shall apply to all Awards made under this plan: no individual officer shall be granted Awards with respect to more than 25% of the total shares subject to the Plan; no Outside Director shall be granted Awards of more than 5% of the total shares of Common Stock subject to the Plan; all Outside Directors in the aggregate may not be granted Awards with respect to more than 30% of the total shares of Common Stock subject to the Plan; no Awards shall begin vesting earlier than one year from the date the Plan is approved by stockholders of the Company; and no Awards shall vest at a rate in excess of 20% per year beginning one year from the Date of Grant.

     (d) In the event Restricted Stock is forfeited for any reason, the Committee, from time to time, may determine which of the Key Employees and Outside Directors will be granted additional Awards to be awarded from forfeited Restricted Stock.

     (e) In selecting those Key Employees and Outside Directors to whom Awards will be granted and the amount of Restricted Stock covered by such Awards, the Committee shall consider such factors as it deems relevant, including among others, the position and responsibilities of the Key Employees and Outside Directors, the length and value of their services to the Company and its Affiliates, the compensation paid to the Key Employees or fees paid to the Outside Directors, and the Committee may request the written recommendation of the Chief Executive Officer and other senior executive officers of the Bank, the Company and its Affiliates or the recommendation of the full Board. All allocations by the Committee shall be subject to review, and approval or rejection, by the Board.

     No Restricted Stock shall be vested unless the Recipient maintains Continuous Service with the Company or an Affiliate until the restrictions lapse.

     (f) Manner of Award. As promptly as practicable after a determination is made pursuant to Section 5(b) to grant an Award, the Committee shall notify the Recipient in writing of the grant of the Award, the number of shares of Restricted Stock covered by the Award, and the terms upon which the Restricted Stock subject to the Award may be vested. Upon notification of an Award of Restricted Stock, the Recipient shall execute and return to the Company a restricted stock agreement (the “Restricted Stock Agreement”) setting forth the terms and conditions under which the Recipient shall earn the Restricted Stock, together with a stock power or stock powers endorsed in blank. Thereafter, the Recipient’s Restricted Stock and stock power shall be deposited with an escrow agent specified by the Company (“Escrow Agent”) who shall hold such Restricted Stock under the terms and conditions set forth in the Restricted Stock Agreement. Each certificate in respect of shares of Restricted Stock Awarded under the Plan shall be registered in the name of the Recipient.

     (g) Treatment of Forfeited Shares. In the event shares of Restricted Stock are forfeited by a Recipient, such shares shall be returned to the Company and shall be held and accounted for pursuant to the terms of the Plan until such time as the Restricted Stock is re-awarded to another Recipient, in accordance with the terms of the Plan and the applicable state and federal laws, rules and regulations.

6. Terms and Conditions of Restricted Stock

     The Committee shall have full and complete authority, subject to Section 5(c) and the other limitations of the Plan, to grant awards of Restricted Stock to Key Employees and Outside Directors and, in addition to the terms and conditions contained in Sections 6(a) through 6(h), to provide such other terms and conditions (which need not be identical among Recipients) in respect of such Awards, and the vesting thereof, as the Committee shall determine.

     (a) General Rules. Subject to Section 5(c) hereof, and to OTS regulations and policy, Restricted Stock shall be vested by a Recipient at the rate or rates determined by the Committee, provided that such Recipient maintains Continuous Service. No shares shall vest in any year in which the Bank is not meeting all of its fully phased-in capital requirements. Subject to any such other terms and conditions as the Committee shall provide with respect to Awards, shares of Restricted Stock may not be sold, assigned, transferred (within the meaning of Code Section 83), pledged or otherwise encumbered by the Recipient, except as hereinafter provided, during the Restricted Period.

     (b) Continuous Service; Forfeiture. Except as provided in Section 6(c), if a Recipient ceases to maintain Continuous Service for any reason, unless the Committee shall otherwise determine, all shares of Restricted Stock theretofore awarded to such Recipient and which at the time of such termination of Continuous Service are subject to the restrictions imposed by Section 6(a) shall upon such termination of Continuous Service be forfeited. Any stock dividends or declared but unpaid cash dividends attributable to such shares of Restricted Stock shall also be forfeited.

     (c) Exception for Termination Due to Death or Disability, and Following a Change in Control. Notwithstanding the general rule contained in Section 6(a), Restricted Stock awarded to a Recipient whose Continuous Service with the Company or an Affiliate terminates due to death, Disability, or following a Change in Control, shall be deemed earned as of the Recipient’s last day of Continuous Service with the Company or an Affiliate.

     (d) Revocation for Cause. Notwithstanding anything hereinafter to the contrary, the Board may by resolution immediately revoke, rescind and terminate any Award, or portion thereof, previously awarded under the Plan, to the extent Restricted Stock has not been redelivered by the Escrow Agent to the Recipient, whether or not yet vested, in the case of a Key Employee whose employment is terminated by the Company or an Affiliate or an Outside Director whose service is terminated by the Company or an Affiliate for Cause or who is discovered after termination of employment or service on the Board to have engaged in conduct that would have justified termination for Cause.

     (e) Restricted Stock Legend. Each certificate in respect of shares of Restricted Stock awarded under the Plan shall be registered in the name of the Recipient and deposited by the Recipient, together with a stock power endorsed in blank, with the Escrow Agent, and shall bear the following (or a similar) legend:

     “The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the Atlantic Coast Federal Corporation 2005 Recognition and Retention Plan. Copies of such Plan are on file in the offices of the Secretary of Atlantic Coast Federal Corporation, 505 Haines Avenue, Waycross, Georgia 31501.”

     (f) Payment of Dividends and Return of Capital. After an Award has been granted but before such Award has been vested, the Recipient shall receive any cash dividends paid with respect to such shares, or shall share in any pro-rata return of capital to all stockholders with respect to the Common Stock. Stock dividends declared by the Company and paid on Awards that have not yet been vested shall be subject to the same restrictions as the Restricted Stock and the certificate(s) or other instruments representing or evidencing such shares shall be legended in the manner provided in Section 6(e) and shall be delivered to the Escrow Agent for distribution to the Recipient when the Restricted Stock upon which such dividends were paid are vested. Unless the Recipient has made an election under Section 83(b) of the Code, cash dividends or other amounts so paid on shares that have not yet been vested by the Recipient shall be treated as compensation income to the Recipient when paid. If dividends are paid with respect to shares of Restricted Stock under the Plan that have been forfeited and returned to the Company or to a trust established to hold issued and unawarded or forfeited shares, the Committee can determine to award such dividends to any Recipient or Recipients under the Plan, to any other employee or director of the Company or the Bank, or can return such dividends to the Company.

     (g) Voting of Restricted Shares. After an Award has been granted, the Recipient as conditional owner of the Restricted Stock shall have the right to vote such shares.

     (h) Delivery of Vested Shares. At the expiration of the restrictions imposed by Section 6(a), the Escrow Agent shall redeliver to the Recipient (or where the relevant provision of Section 6(c) applies in the case of a deceased Recipient, to his Beneficiary) the certificate(s) and any remaining stock power deposited with it pursuant to Section 5(f) and the shares represented by such certificate(s) shall be free of the restrictions referred to in Section 6(a).

7. Adjustments upon Changes in Capitalization

     In the event of any change in the outstanding shares subsequent to the Effective Date by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, or any merger, consolidation or any change in the corporate structure or shares of the Company, without receipt or payment of consideration by the Company, the maximum aggregate number and class of shares as to which Awards may be granted under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Any shares of stock or other securities received, as a result of any of the foregoing, by a Recipient with respect to Restricted Stock shall be subject to the same restrictions and the certificate(s) or other instruments representing or evidencing such shares or securities shall be legended and deposited with the Escrow Agent in the manner provided in Section 6(e).

8. Assignments and Transfers

     No Award nor any right or interest of a Recipient under the Plan in any instrument evidencing any Award under the Plan may be assigned, encumbered or transferred (within the meaning of Code Section 83) except, in the event of the death of a Recipient, by will or the laws of descent and distribution until such Award is vested.

9. Key Employee Rights under the Plan

     No Key Employee shall have a right to be selected as a Recipient nor, having been so selected, to be selected again as a Recipient and no Key Employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Company or any Affiliate. Neither the Plan nor any action taken thereunder shall be construed as giving any Key Employee any right to be retained in the employ of the Company or any Affiliate.

10. Outside Director Rights under the Plan

     Neither the Plan nor any action taken thereunder shall be construed as giving any Outside Director any right to be retained in the service of the Company or any Affiliate.

11. Withholding Tax

     Upon the termination of the Restricted Period with respect to any shares of Restricted Stock (or at any such earlier time that an election is made by the Recipient under Section 83(b) of the Code, or any successor provision thereto, to include the value of such shares in taxable income), the Bank or the Company shall have the right to require the Recipient or other person receiving such shares to pay the Bank or the Company the minimum amount of any federal or state taxes, including payroll taxes, that are applicable to such supplemental income and that the Bank or the Company is required to withhold with respect to such shares, or, in lieu thereof, to retain or sell without notice, a sufficient number of shares held by it to cover the amount required to be withheld. The Bank or the Company shall have the right to deduct from all dividends paid with respect to shares of Restricted Stock the amount of any taxes which the Bank or the Company is required to withhold with respect to such dividend payments.

12. Amendment or Termination

     The Board of the Company may amend, suspend or terminate the Plan or any portion thereof at any time, provided, however, that no such amendment, suspension or termination shall impair the rights of any Recipient, without his consent, in any Award theretofore made pursuant to the Plan. Any amendment or modification of the Plan or an outstanding Award under the Plan, shall be approved by the Committee, or the full Board of the Company.

13. Governing Law

     (a) This Plan, the Awards, all documents evidencing Awards and all other related documents shall be governed by, and will be construed and administered in accordance with the laws of the State of Georgia, except to the extent that federal law shall apply.

     (b) This Plan is subject to the requirements of 12 C.F.R. Part 575, including the requirements of section 575.8 and the applicable requirements of section 563b.500. Notwithstanding any other provision in this Plan, no shares of Common Stock shall be issued with respect to any Award to the extent that such issuance would cause Atlantic Coast Federal, MHC to fail to qualify as a mutual holding company under applicable federal regulations.

14. Term of Plan

     The Plan shall become effective on the date of, or a date determined by the Board of Directors following, approval of the Plan by the Company’s stockholders. It shall continue in effect until the earlier of (i) ten years from the Effective Date unless sooner terminated under Section 12 hereof, or (ii) the date on which all shares of Common Stock available for award hereunder, have vested in the Recipients of such Awards.

   ☒     PLEASE MARK VOTES AS IN THIS EXAMPLE

REVOCABLE PROXY

ATLANTIC COAST FEDERAL CORPORATION

ANNUAL MEETING OF STOCKHOLDERS

MAY 27, 2005

   The undersigned hereby appoints the proxy committee of the board of directors of Atlantic Coast Federal Corporation (the “Company”), with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of common stock of the Company that the undersigned is entitled to vote at the 2005 Annual Meeting of Stockholders (the “Annual Meeting”) to be held at the Waycross Exchange Club Center, 2401 Knight Avenue, Waycross, Georgia 31501, at 10:00 a.m., local time, on May 27, 2005. The proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

1.	The election as directors of the nominees listed below (except as marked to the contrary below) for a term set forth beside such nominee’s name:

Jon C. Parker, Sr. (three year term)
Robert J. Larison, Jr. (three year term)
W. Eric Palmer (three year term)
Thomas F. Beeckler (two year term)
Frederick D. Franklin, Jr. (one year term)

☐	FOR	☐	WITHHOLD	☐	FOR ALL EXCEPT

  INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

2.	The approval of the Atlantic Coast Federal Corporation 2005 Stock Option Plan.

☐ FOR     ☐ AGAINST     ☐ ABSTAIN

3.	The approval of the Atlantic Coast Federal Corporation 2005 Recognition and Retention Plan.

☐ FOR     ☐ AGAINST     ☐ ABSTAIN

4.	The ratification of the appointment of Crowe Chizek and Company LLC as the independent registered public accounting firm for Atlantic Coast Federal Corporation for the fiscal year ending December 31, 2005.

☐ FOR     ☐ AGAINST     ☐ ABSTAIN

   The board of directors recommends a vote “FOR” each of the above-listed proposals.

   PLEASE CHECK THE BOX IF YOU PLAN TO ATTEND THE ANNUAL MEETING.     ☐

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THE MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

(Continued on the other side)

ATLANTIC COAST FEDERAL CORPORATION

Please be sure to sign and date this proxy card in the box below.

Date

Stockholder sign above

Co-holder (if any) sign above

    Should the above signed be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Annual Meeting.

    The above signed acknowledges receipt from the Company prior to the execution of this proxy of notice of the Annual Meeting, a proxy statement dated April 6, 2005, and audited financial statements.
    Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

PLEASE COMPLETE AND DATE THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

If your address has changed, please correct the address in the space provided below and return this portion with the proxy card in the envelope provided.

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